As filed with the Securities and Exchange Commission on May 3, 2021
Registration Nos. 333-144503; 811-22091
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 22  (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 23 (X)
COLI VUL-2 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Name of Depositor)
370 Lexington Avenue, Suite 703
New York, New York 10017
(Address of Depositor’s Principal Executive Offices)
(800) 537-2033
(Depositor’s Telephone Number)
Andra S. Bolotin
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company of New York
370 Lexington Avenue, Suite 703
New York, New York 10017
(Name and Address of Agent for Service)
Copy to:
Ann B. Furman, Esq.
Carlton Fields, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 West
Washington, D.C. 20007-5208
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 3, 2021, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.
Title of Securities Being Registered: flexible premium variable universal life insurance policies

Great-West Life & Annuity Insurance Company of New York
A Stock Company
370 Lexington Avenue, Suite 703
New York, New York 10017
Executive Benefit VUL II  —  Prospectus
A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company of New York in
connection with its COLI VUL-2 Series Account
Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website ( https://www.greatwestinvestments.com ), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at https://www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company of New York (“Great-West of New York,” “Company,” “we,” “our” or “us”), formerly known as First Great-West Life & Annuity Insurance Company.
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.
The Policy allows “you,” the Owner, within certain limits to:
•choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•choose the amount and timing of Premium payments, within certain limits;
•allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•access your Account Value through loans and partial withdrawals or total surrenders.
This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should read this prospectus carefully and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is May 3, 2021
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TABLE OF CONTENTS
Summary of the Policy and its Benefits
Policy Risks
Fund Risks
Fee Tables
Transaction Fees
Periodic Charges Other Than Fund Operating Expenses
Total Annual Fund Operating Expenses
Description of Depositor, Registrant, and Funds
The Series Account
The Investment Options and Funds
Payments We Receive
Payments We Make
Closed Divisions
Fund Investment Objectives
Voting
Fixed Account
Charges and Deductions
Expense Charge Applied to Premium
Mortality and Expense Risk Charge
Monthly Deduction
Monthly Risk Rates
Service Charge
Transfer Fee
Partial Withdrawal Fee
Surrender Charges
Change of Death Benefit Option Fee
Fund Expenses
General Description of Policy
Policy Rights
Owner
Beneficiary
Policy Limitations
Allocation of Net Premiums
Transfers Among Divisions
Fixed Account Transfers
Market Timing & Excessive Trading
Exchange of Policy
Conversion
Age Requirements
Policy or Registrant Changes
Addition, Deletion or Substitution of Investment Options
The Series Account
Entire Contract
Alteration
Modification
Assignments
Notice and Elections
Account Value
Net Investment Factor

Splitting Units
Other Provisions and Benefits
Misstatement of Age or Sex (Non-Unisex Policy)
Suicide
Incontestability
Paid-Up Life Insurance
Supplemental Benefits
Term Life Insurance Rider
Change of Insured Rider (Not available to individual purchasers)
Report to Owner
Dollar Cost Averaging
Rebalancer Option
Non-Participating
Premiums
Policy Application, Issuance and Initial Premium
Free Look Period
Premium
Net Premiums
Planned Periodic Premiums
Death Benefits
Death Benefit
Option 1
Option 2
Changes in Death Benefit Option
Changes in Total Face Amount
Minimum Changes
Increases
Decreases
Surrenders and Withdrawals
Surrenders
Partial Withdrawal
Loans
Policy Loans
Lapse and Reinstatement
Lapse and Continuation of Coverage
Grace Period
Termination of Policy
Reinstatement
Deferral of Payment
Federal Income Tax Considerations
Tax Status of the Policy
Diversification of Investments
Policy Owner Control
Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds
Tax Deferred Accumulation
Surrenders
Modified Endowment Contracts
Distributions
Distributions Under a Policy That Is Not a MEC

Distributions Under Modified Endowment Contracts
Multiple Policies
Treatment When Insured Reaches Attained Age 121
Federal Income Tax Withholding
Actions to Ensure Compliance with the Tax Law
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy
Employer-Owned Life Insurance
Split Dollar Life Insurance
Other Employee Benefit Programs
Policy Loan Interest
Change of Insured Rider
Investment Income Surtax
Our Taxes
Corporate Tax Shelter Requirements
Legal Proceedings
Legal Matters
Cyber Security Risks
Abandoned Property Requirements
Financial Statements
Independent Registered Public Accounting Firm
Independent Auditors
Appendix A – Glossary of Terms	A-1

Summary of the Policy and its Benefits
This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.
1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.
2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.
3. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the investment divisions (“Divisions”), also referred to as Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.
4. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.
5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by New York state law, and receive (i) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (ii) any Policy fees or other charges imposed on amounts allocated to the Series Account. If you purchase the Policy as a replacement of an existing life insurance policy or annuity contract, your free look period will be extended to 60 days.
6. Investment Options and Funds. You may allocate your net Premium payments among the available Divisions or the Fixed Account.
Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.
You may Transfer amounts from one Division to another or to the Fixed Account, subject to the restrictions described herein.
7. Death Benefit. You may choose from among two death benefit options –
1.
 a fixed benefit equal to the Total Face Amount of your Policy; or
2.
 a variable benefit equal to the sum of the Total Face Amount and your Account Value.
For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.
We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.
At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.
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After the first Policy Year, you may change your death benefit option once each Policy Year. A maximum administrative fee of $100 will be deducted from your Account value for each change of death benefit option.
8. Account Value. Your Account Value will reflect -
1.
 the Premiums you pay;
2.
 the investment performance of the Divisions you select;
3.
 the value of the Fixed Account;
4.
 any Policy loans or partial withdrawals;
5.
 your Loan Account balance; and
6.
 the charges we deduct under the Policy.
9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.
There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail in the “Charges and Deductions” section below.
You may withdraw a portion of your Account Value at any time while your Policy is in force.
A withdrawal may reduce your death benefit.
We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.
10. Supplemental Benefits. The following optional riders are available –
1.
 term life insurance; and
2.
 change of Insured (not available to individual Owners).
We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.
11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. “Paid-up” insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.
12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.
13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.
14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.
The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.
15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.
The minimum Policy loan amount is $500.
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16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.
17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.
Policy Risks
1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.
2. Not Suitable as a Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.
3. Risk of Policy Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.
If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.
If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.
4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.
5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” below. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.
There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.
7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.
Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.
8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.
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Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.
Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1∕2.
9. General Account Risk. The Company’s general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to the Company’s claims-paying ability. An Owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to the Company’s general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.
Fund Risks
The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.
We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in the Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of a Fund prospectus without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 6.0%
Sales Load**	Upon each Premium Payment	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates
*
 The Expense Charge consists of the Sales Load plus the Premium Tax.
**
 The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
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Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.01 per $1000 Maximum: $83.33 per $1000
Cost of Insurance Charge for a 46- year old Male Non- Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.160 per $1000
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% annually Current: 0.50% for Policy Years 1-20, and 0.10% thereafter
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month Policy Years 4+

1 The Cost of Insurance Charge will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance charge by contacting our Service Center at 888-353-2654.
2 The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against all Sub-Accounts.
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Supplemental Benefit Charges
Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described in “Charges and Deductions” below. The benefits provided under each rider are summarized in “Other Provisions and Benefits” below.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change Maximum: $400 per change
Change of Insured Rider for a 46-year old Male Non- Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.01 per $1000 Maximum COI: $83.33 per $1000
Term Life Insurance Rider for a 46-year old Male Non- Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.160 per $1000
*
 Not available to individual Owners. The Change of Insured Rider charge will vary based on individual characteristics. The charge shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting our Service Center at 888-353-2654.
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.
Total Annual Fund Operating Expenses3
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
	Minimum	Maximum
Total Annual Fund Operating	0.10%	1.67%
THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

3. Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2020. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.
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Description of Depositor, Registrant, and Funds
Great-West of New York (formerly known as First Great-West Life & Annuity Insurance Company (“First Great-West”) and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. Great-West of New York operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. Great-West of New York’s Home Office is located at 370 Lexington Avenue, Suite 703, New York, New York 10017.
Great-West of New York is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Effective December 31, 2005, First Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company (now known as Great-West of New York). As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West Life & Annuity Insurance Company, including the separate accounts of First Great-West Life & Annuity Insurance Company, and it became directly liable for the First Great-West Life & Annuity Insurance Company’s liabilities and obligations, including those with respect to the Contract supported by its separate accounts. On September 24, 2012, First Great-West changed its name to Great-West Life & Annuity Insurance Company of New York.
On June 3, 2019, Great-West of New York and its parent company, Great-West Life & Annuity Insurance Company, entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Policy.
Under the Agreement, as of October 5, 2020, Protective will provide administration and customer service for this Policy in accordance with its terms and contidions. Great-West will continue its present role as the issuer of your Policy and will remain responsible for the administration and customer service of the Policy. All of your rights and benefits under your Policy and Great-West’s obligations under the Policy remain unchanged.
The Series Account
The Series Account is a segregated asset account of Great-West of New York. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.
We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West of New York’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West of New York other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts,
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principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Great-West of New York is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.
The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.
All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.
The Investment Options and Funds
The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A FUND PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST, BY CONTACTING OUR SERVICE CENTER AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.
Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.
The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.
Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. Prior to October 5, 2020, GWFS Equities, Inc. (“GWFS”), a broker-dealer and affiliate of Great-West of New York served as the principal underwriter and distributor of the Policy. After October 5, 2020, the principal underwriter and distributor of the Policy is Investment Distributors, Inc. (“IDI”) , a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee corporation and was established in 1993.
GWFS and IDI may receive 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related servies related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS or IDI, as the case may be, receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.
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Such payments and fees create an incentive for us to offer portfolios (or classes of shares of portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a portfolio (or class or share of a portfolio) as an investment option under the Policy. Other available investment portfolios (or other available classes of shares of the portfolios) may have lower fees and better overall investment performance than the portfolios (or classes of shares of the portfolios) offered under the Policy.
If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.
Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, IDI agents may receive additional cash and non-cash incentives to promote the sale of the Policies. IDI agents may participate in various contests and promotions subject to applicable FINRA regulations in which IDI agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, IDI agents also may receive travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to IDI agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an IDI agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.
Closed Divisions. Effective October 25, 2019, the Division investing in the Great-West Large Cap Value Fund (Investor II Class Shares) was closed to new Owners. Investor II Class shares are only available to former Investor Class and Class L shareholders of the Great-West T. Rowe Price Equity Income Fund which merged into the Fund. Owners with amounts invested in these Funds as of October 25, 2019 may continue to allocate Premium payments and Transfer amounts into and out of such Division.
Effective May 1, 2021, the Divisions investing in the American Century Investments VP Inflation Protection Fund (Class II Shares); Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares); Great-West Global Bond Fund (Investor Class Shares); Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares); and VanEck VIP Global Hard Assets Fund (Initial Class Shares) were closed to new owners and new contributions.
Fund Investment Objectives. The investment objectives of the Funds are briefly described below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - advised by Invesco Advisers, Inc.
Invesco V.I. Global Real Estate Fund (Series I Shares) - seeks total return through growth of capital and current income. Invesco Asset Management Ltd is the sub-adviser to this Fund.
Invesco V.I. International Growth Fund (Series I Shares) - seeks long-term growth of capital.
Invesco V.I. Main Street Small Cap Fund® (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®) (Series I Shares) - seeks capital appreciation.
American Century Variable Portfolios, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Capital Appreciation Fund (Class I Shares) - seeks capital growth.
American Century Investments® VP Mid Cap Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
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American Century Investments® VP Ultra Fund (Class I Shares) - seeks long-term capital growth.
American Century Investments® VP Value Fund (Class I Shares) - seeks long-term capital growth; income is a secondary consideration.
American Century Variable Portfolios II, Inc. – advised by American Century Investment Management, Inc.
American Century Investments® VP Inflation Protection Fund (Class II Shares)* - seeks long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series® - advised by Capital Research and Management Company
American Funds IS Global Small Capitalization Fund (Class 2 Shares) - seeks long-term growth of capital.
American Funds IS Growth Fund (Class 2 Shares) - seeks growth of capital.
American Funds IS Growth-Income Fund (Class 2 Shares) - seeks to achieve long-term growth of capital and income.
American Funds IS International Fund (Class 2 Shares) - seeks to provide investors with long-term growth of capital.
American Funds IS New World Fund® (Class 2 Shares) - seeks long-term capital appreciation.
Blackrock Variable Series Funds, Inc. - advised by BlackRock Advisors, LLC
BlackRock 60/40 Target Allocation ETF V.I. Fund (Class I Shares) - seeks to track the investment results of an index composed of global equities in the technology sector.
BlackRock Global Allocation V.I. Fund (Class I Shares) - seeks high total investment return.
BlackRock High Yield V.I. Fund (Class I Shares) - seeks to maximize total return, consistent with income generation and prudent investment management. BlackRock International Limited is the sub-adviser to this Fund.
BNY Mellon Stock Index Fund, Inc. - advised by BNY Mellon Investment Adviser, Inc.
BNY Mellon Stock Index Fund (Initial Shares) - seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index). Mellon Investments Corporation is the sub-adviser to this Fund.
Davis Variable Account Fund, Inc. - advised by Davis Selected Advisors, L.P.
Davis Financial Portfolio - seeks long-term growth of capital. Davis Selected Advisers-NY, Inc. is the sub-adviser to this Fund.
Delaware VIP® Trust – advised by Delaware Management Company
Delaware VIP® International Series (Standard Class Shares) - seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series (Service Class Shares) - seeks capital appreciation.
Deutsche DWS Investments VIT Funds – advised by DWS Investment Management Americas, Inc.
DWS Small Cap Index VIP (Class A Shares) - seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies. Northern Trust Investments, Inc. is the sub-adviser to this Fund.
Deutsche DWS Variable Series I – advised by DWS Investment Management Americas, Inc.
DWS Core Equity VIP (Class A Shares) - seeks long-term growth of capital, current income and growth of income.
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Deutsche DWS Variable Series II – advised by DWS Investment Management Americas, Inc.
DWS High Income VIP (Class A Shares) - seeks a high level of current income.
DFA Investment Dimensions Group, Inc. – advised by Dimensional Fund Advisors LP
Dimensional VIT Inflation-Protected Securities Portfolio (Institutional Class Shares) - seeks to provide inflation protection and earn current income consistent with inflation-protected securities.
Eaton Vance Variable Trust – advised by Eaton Vance Management
Eaton Vance VT Floating-Rate Income Fund (Initial Class Shares) - seeks to provide a high level of current income.
Federated Hermes Insurance Series – advised by Federated Investment Management Company
Federated Hermes High Income Bond Fund II (Primary Class Shares) - seeks high current income.
Fidelity® Variable Insurance Products Fund II – advised by Fidelity Management & Research Company
Fidelity® VIP Emerging Markets Portfolio (Service Class 2 Shares) - seeks capital appreciation. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Fidelity VIP Index 500 Portfolio (Initial Class Shares) - seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® Variable Insurance Products Fund III – advised by Fidelity Management & Research Company
Fidelity® VIP Mid Cap Portfolio (Service Class 2 Shares)* - seeks long-term growth of capital. FMR Co., Inc. (FMRC) is the sub-adviser to this Fund.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC
Great-West Ariel Mid Cap Value Fund (Investor Class Shares) - seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.
Great-West Bond Index Fund (Investor Class Shares) - seeks investment results that track the total return of the debt securities that comprise the Bloomberg Barclays U.S. Aggregate Bond Index.
Great-West Core Bond Fund (Investor Class Shares) - seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. Federated Investment Management Company and Wellington Management Company LLP are the sub-advisers to this Fund.
Great-West Emerging Markets Equity Fund (Investor Class Shares) - seeks long-term capital appreciation. Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. are the sub-advisers to this Fund.
Great-West Global Bond Fund (Investor Class Shares)* - seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. and Mellon Investments Corporation are the sub-advisers to the Fund.
Great-West Government Money Market Fund (Investor Class Shares) - seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Inflation-Protected Securities Fund (Investor Class Shares) - seeks real return consistent with the preservation of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
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Great-West International Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West International Value Fund (Investor Class Shares) - seeks long-term capital growth. LSV Asset Management and Massachusetts Financial Services Company are the sub-advisers to this Fund.
Great-West Large Cap Growth Fund (Investor Class Shares) - seeks long-term growth of capital. Amundi Pioneer Asset Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (Investor Class Shares) - seeks capital growth and current income. Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. are the sub-advisers to this Fund.
Great-West Large Cap Value Fund (Investor II Class Shares)* - seeks capital growth and current income. Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. are the sub-advisers to this Fund.
Great-West Mid Cap Value Fund (Investor Class Shares) - seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the sub-adviser to this Fund.
Great-West Multi-Sector Bond Fund (Investor Class Shares) - seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. and Newfleet Asset Management, LLC are the sub-advisers to this Fund.
Great-West Real Estate Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts (“REITs”). Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Mid Cap 400® Index Fund (Investor Class Shares) - seeks investment results, before fees and expenses, which track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) MidCap 400® Index. Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West S&P Small Cap 600® Index Fund (Investor Class Shares) - seeks investment results that track the total return of the common stocks that comprise the Standard & Poor's (“S&P”) SmallCap 600® Index. ) Irish Life Investment Managers Ltd. is the sub-adviser to this Fund.
Great-West Short Duration Bond Fund (Investor Class Shares) - seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Small Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. Lord, Abbett & Co. LLC and Peregrine Capital Management, LLC are the sub-advisers to the Fund.
Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) (Investor Class Shares) - seeks long-term capital growth. Hotchkis & Wiley Capital Management, LLC and Loomis, Sayles & Company, L.P. are the sub-advisers to this Fund.
Great-West T. Rowe Price Mid Cap Growth Fund (Investor Class Shares) - seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.
Great-West U.S. Government Securities Fund (Investor Class Shares) - seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Lifetime Funds
Great-West Lifetime 2015 Fund (Investor Class Shares) - seeks income and secondarily, capital growth.
Great-West Lifetime 2020 Fund (Investor Class Shares) - seeks income and secondarily capital growth.
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Great-West Lifetime 2025 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2025, it seeks income and secondarily capital growth.
Great-West Lifetime 2030 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2030, it seeks income and secondarily capital growth.
Great-West Lifetime 2035 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2035, it seeks income and secondarily capital growth.
Great-West Lifetime 2040 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2040, it seeks income and secondarily capital growth.
Great-West Lifetime 2045 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2045, it seeks income and secondarily capital growth.
Great-West Lifetime 2050 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2050, it seeks income and secondarily capital growth.
Great-West Lifetime 2055 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2055, it seeks income and secondarily capital growth.
Great-West Lifetime 2060 Fund (Investor Class Shares) - seeks capital appreciation and income consistent with its current asset allocation; after 2060, it seeks income and secondarily capital growth.
Great-West Profile Funds
Each of the following Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile Fund (Investor Class Shares) - seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Aggressive Profile Fund (Investor Class Shares) - seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderately Conservative Profile Fund (Investor Class Shares) - seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Janus Aspen Series – advised by Janus Capital Management LLC
Janus Henderson Balanced Portfolio (Institutional Shares) - seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Enterprise Portfolio (Institutional Shares) - seeks long-term growth of capital.
Janus Henderson Flexible Bond Portfolio (Institutional Shares) - seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio (Institutional Shares) - seeks long-term growth of capital.
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Janus Henderson Global Technology and Innovation Portfolio (Institutional Shares) - seeks long-term growth of capital.
JPMorgan Insurance Trust – advised by J.P. Morgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1 Shares) - seeks capital growth over the long term.
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1 Shares) - seeks high total return.
Legg Mason Partners Variable Equity Trust – advised by Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
ClearBridge Variable Small Cap Growth Portfolio (Class I Shares) - seeks long-term growth of capital. ClearBridge Investments, LLC is the sub-adviser to this Fund.
Lord Abbett Series Fund, Inc. – advised by Lord, Abbett & Co. LLC
Lord Abbett Series Fund Total Return Portfolio (Class VC Shares) - seeks income and capital appreciation to produce a high total return.
MFS® Variable Insurance Trust – advised by Massachusetts Financial Services Company
MFS® VIT Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Mid Cap Growth Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Research Series (Initial Class Shares) - seeks capital appreciation.
MFS® VIT Total Return Bond Series (Initial Class Shares) - seeks total return with an emphasis on current income, but also considering capital appreciation.
MFS® VIT Value Series (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust II – advised by Massachusetts Financial Services Company
MFS® VIT II International Growth Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® Variable Insurance Trust III – advised by Massachusetts Financial Services Company
MFS® VIT III Blended Research® Small Cap Equity Portfolio (Initial Class Shares) - seeks capital appreciation.
MFS® VIT III Global Real Estate Portfolio (Initial Class Shares) - seeks total return.
MFS® VIT III Mid Cap Value Portfolio (Initial Class Shares) - seeks capital appreciation.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares)* - seeks growth of capital.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I Shares) - seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with prudent investment management.
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PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Administrative Class Shares) - seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Administrative Class Shares) - seeks maximum total return, consistent with preservation of capital and prudent investment management.
Pioneer Variable Contracts Trust – advised by Amundi Pioneer Asset Management, Inc.
Pioneer Real Estate Shares VCT Portfolio (Class I Shares) - seeks long-term growth of capital; current income is a secondary objective.
Putnam Variable Trust – advised by Putnam Investment Management, LLC
Putnam VT Focused International Equity Fund (formerly Putnam VT Global Equity Fund) (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Global Asset Allocation Fund (Class IA Shares) - seeks long-term return consistent with preservation of capital. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Growth Opportunities Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT High Yield Fund (Class IA Shares) - seeks high current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Income Fund (Class IB Shares) - seeks high current income consistent with what the manager believes to be prudent risk. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT International Value Fund (Class IA Shares) - seeks capital growth; current income is a secondary objective. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund) (Class IA Shares) - seeks capital growth and current income. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Research Fund (Class IA Shares) - seeks capital appreciation. The Putnam Advisory Company, LLC and Putnam Investments Limited are the sub-advisers to this Fund.
Putnam VT Small Cap Value Fund (Class IA Shares) - seeks capital appreciation. Putnam Investments Limited is the sub-adviser to this Fund.
Putnam VT Sustainable Future Fund (Class IA Shares) - seeks capital appreciation and, as a secondary objective, current income. Putnam Investments Limited is the sub-adviser to this Fund.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc.
T. Rowe Price Blue Chip Growth Portfolio (Portfolio-II Class Shares) - seeks to provide long-term capital growth; income is a secondary objective.
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VanEck VIP Trust – advised by Van Eck Associates Corporation
VanEck VIP Global Resources Fund (formerly VanEck VIP Global Hard Assets Fund) (Initial Class Shares)* - seeks long-term capital appreciation by investing primarily in global resource securities; income is a secondary consideration.
Vanguard Variable Insurance Funds - advised by The Vanguard Group, Inc.
Vanguard VIF Global Bond Index Portfolio - seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.
Vanguard VIF Total Bond Market Index Portfolio - seeks to track the performance of a broad, market-weighted bond index.
Victory Variable Insurance Funds – advised by Victory Capital Management, Inc.
Victory RS Small Cap Growth Equity VIP Series (Class I Shares) - seeks long-term capital growth.
* The Sub-Account investing in this Fund is closed to new Owners.
You should contact your representative for further information on the availability of the Divisions.
Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.
We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.
The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.
Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.
We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.
The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.
We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with
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applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.
This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.
Fixed Account
The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts. The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account and such limits are subject to change at the sole discretion of the Company.
The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.
The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, at the Company’s discretion. We may reset the interest rate monthly.
Charges and Deductions
The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.
Expense Charge Applied to Premium. We will deduct a maximum expense charge of 10% from each Premium payment, which breaks out as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance. The current maximum Premium tax rate in New York is 2%. The amount of New York’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.
The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.
Where permitted by New York state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.
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The return of expense charge is based on the following:
Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%
As described under the heading “Term Life Insurance Rider” below, we may offer a term life insurance rider that may have the effect of reducing the sales load you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West of New York from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.
Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of death benefit, we will deduct the pro-rata portion of mortality and expense risk charge that has accrued.
Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.
The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.
Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.
The monthly deduction equals the sum of 1, 2, 3, 4 and 5 where:
1.
 is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
2.
 is the service charge;
3.
 is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
4.
 is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
5.
 is the accrued mortality and expense risk charge.
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The net amount at risk equals:
•the death benefit divided by 1.00327374; less
•your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.
If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.
Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2017 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2017 CSO”).
Currently, the guaranteed minimum monthly risk charge under the 2017 CSO is $0.01 per $1000 and the guaranteed maximum is $83.33 per $1000.
The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.
The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.
Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.
Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.
Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.
Surrender Charges. Your Policy has no surrender charges.
Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.
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Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.
We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” above.
General Description of Policy
Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.
Policy Rights
Owner. While the Insured is alive, unless you have assigned any of these rights, you may:
•transfer ownership to a new Owner;
•name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•change or revoke a contingent owner;
•change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•exercise all other rights in the Policy;
•increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•change the death benefit option, subject to the other provisions of the Policy.
When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.
You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.
Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.
Policy Limitations
Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.
We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus.
You may change your allocation percentages at any time by Request.
Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.
Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.
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Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.
In addition, we do not intend to enforce restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” below.
A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Government Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one-time rebalancing, however, will be counted as one Transfer).
If a Fund elects to liquidate its assets, the Division that invests in such Fund will be closed to new investments, which means Owners will not be permitted to allocate additional amounts (either through contributions or Transfers) to the Division that invests in such Fund. If you have any assets invested in the Division that invests in such Fund subsequent to the date of liquidation, such assets will be involuntarily redeemed and invested in the Great-West Government Money Market Fund. If you are utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, and do not make alternate arrangements prior to the date of liquidation, any assets invested in, or allocations made to, such liquidated fund will be invested in the Great-West Government Money Market Fund. Any Transfers from the Division that invests in a Fund that is to be liquidated to another available Division will not count as one of the 12 free Transfers you are entitled to during each Policy Year.
Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the Transfer in the previous 365 day period.
Market Timing & Excessive Trading. Frequent Transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of an underlying Fund’s securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.
When you make a Transfer Request among the Funds, your request triggers the purchase and redemption of Fund shares. Frequent Transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Sub-Account, other Owners, beneficiaries, annuitants, or owners of other variable contracts we issue that invest in the Sub-Account. Frequent Transfers can result in the following adverse effects:
•Increased brokerage, trading and transaction costs;
•Disruption of planned investment strategies;
•Forced and unplanned liquidation and Fund turnover;
•Lost opportunity costs; and
•Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Owners.
In order to try to protect Owners and the Funds from the potential adverse effects of frequent Transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term Transfer activity that may adversely affect the Funds, Fund shareholders, the Sub-Account, other Owners, beneficiaries, annuitants and owners of other variable contracts we issue that invest in the Sub-Account. We discourage frequent Transfers of Account Value between the Sub-Accounts.
We monitor Transfer activity in the Policy to identify frequent Transfer activity in any Policy. Our current Market Timing Procedures are intended to detect Transfer activity in which the Transfers exceed a certain dollar amount and a certain number of Transfers involving the same Funds within a specific time period. We regularly review transaction reports in an attempt to identify Transfers that exceed our established parameters. We do not include Transfers made pursuant to the dollar-cost averaging and Fund rebalancing programs when monitoring for frequent Transfer activity.
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When we identify Transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting Transfers for that Policy or group of Policies. All Transfer Requests for the affected Policy or group of Policies must be in writing. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds’ policies and procedures, Owners and other persons with interests under the Policy should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the market timing policies established by the Fund.
Some of the Funds have reserved the right to temporarily or permanently refuse payments or Transfer Requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a Transfer Request, or to reverse a Transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner’s Transfer Request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent Transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of Transfers, time period of the Transfers, or any of these.
Owners seeking to engage in frequent Transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such Transfer activity is limited by operational systems and technological limitations.
Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West of New York that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 18 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.
The Total Face Amount of the new policy may not exceed the Total Face Amount of this Policy on the date of the exchange. The premium rate will be the rate used for the new policy of insurance on the Policy Date for the mortality class in which the policy has been placed. The Company will determine any other requirements or costs. Any excess Cash Surrender Value will be payable to the Owner; this distribution may be a taxable event to the Owner.
Conversion. In the event of a material change in the investment policy of the Series Account, the Owner has the right to convert this Policy to a general account life insurance policy currently being issued by the Company. The Company may delay such conversion pursuant to the postponement provision or other restrictions described in the Policy. The new policy will be issued with a current date. The Cash Surrender Value will be applied as premium toward the new contract. No evidence of insurability will be required for the conversion.
Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.
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Policy or Registrant Changes
Addition, Deletion or Substitution of Investment Options. Great-West selects the investment options offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the investment option or an affiliate of the investment option will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the investment option, its investment adviser, or its distributor. For more information on such compensation, see “Charges and Deductions” in this prospectus. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include investment options based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected investment options of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the investment options and cannot guarantee that any of the investment options will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts. Great-West periodically reviews each investment option and reserves the right to discontinue the offering of any investment option if we determine the investment option no longer meets one or more of the criteria, or if the investment option has not attracted significant allocations. If an investment option is discontinued, we may substitute shares of another investment option or shares of another investment company for the discontinued investment option’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to an investment option that is being discontinued, you will be given notice prior to the investment option’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” section of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.
Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.
Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.
Modification. Upon notice to you, we may modify the Policy if such a modification –
•is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•adds, deletes or otherwise changes Division options.
We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.
Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date the original or a certified copy is recorded at Corporate Headquarters. We are not responsible for the validity or legal effect of any assignment.
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Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.
Account Value
Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.
We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10.00 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.
Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE (generally 4:00 p.m. EST/EDT) on a Valuation Date, the transaction will be processed on the next Valuation Date.
The Account Value on the Policy Date equals:
•that portion of net Premium received and allocated to the Division, plus
•that portion of net Premium received and allocated to the Fixed Account, less
•the service charges due on the Policy Date, less
•the monthly risk charge due on the Policy Date, less
•the monthly mortality and expense risk charge due on the Policy Date, less
•the monthly risk charge for any riders due on the Policy Date.
We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.
The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:
•the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•that portion of fees due in connection with a partial withdrawal charged to the Division, less
•the pro-rata portion of the mortality and expense risk charge for each day in the Valuation Period, less
•if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
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•if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.
Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:
1.
 is the net result of:
•the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and
2.
 is the net result of:
•the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.
The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.
The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.
The Fixed Account Value is equal to:
•Premiums, less expense charges, allocated to the Fixed Account; plus
•Sub-Account Value transferred to the Fixed Account; plus
•Interest credited to the Fixed Account; minus
•The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•Loans from the Fixed Account; minus
•Transfers from the Fixed Account, including any applicable transfer charges
During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, Policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.
The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.
Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.
Other Provisions and Benefits
Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.
If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.
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Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date, we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.
If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount, then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.
Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.
Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance which means that all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2017 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. No premium payments will be accepted and no loans can be taken after age 121. Your death benefit will be fixed by the Code for Insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations - Treatment When Insured Reaches Attained Age 121”.
Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables above.
Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.
This rider provides the same two death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.
If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.
Coverage under this rider will take effect on the later of:
•the Policy Date of the Policy to which this rider is attached; or
•the date this rider is delivered and the first rider premium is paid to the Company.
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The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.
If you purchase this rider, the sales load charge and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.
If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.
You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:
•the date the Policy is surrendered or terminated;
•the expiration of the grace period of the Policy; or
•the death of the Insured.
Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and the new Insured and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years as of the Change of Insured Date; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date. The time periods contained in the Incontestability and Suicide provisions of the Policy will begin for the new Insured on the Change of Insured Date.
This rider will terminate on the earliest of:
•The date the Policy is surrendered or terminated;
•The date the Policy’s nonforfeiture benefits take effect;
•The date the Policy is changed to a policy for which the Rider is not available; or
•The end of the Policy’s grace period, unless the continuation of coverage provision is in effect.
Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.
In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.
Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.
Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for
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dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.
You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.
You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.
You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.
You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.
Non-Participating. The Policy does not pay dividends.
Premiums
Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.
You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.
Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.
We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.
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We reserve the right to change the terms or conditions of your Policy to comply with New York state law.
Free Look Period. During the free look period (ten days or longer where required by law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy. If you purchase the Policy as a replacement of an existing life insurance policy or annuity contract, your free look period will be extended to 60 days.
Net Premium will be allocated to the Divisions you selected on the application once the free look period ends. The net Premium will first be allocated to the Great-West Government Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Government Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.
During the free look period, you may change your Division allocations and your allocation percentages, but your changes will not be effective until after the free look period expires.
Policies returned during the free look period will be void from the Issue Date. In New York, we will refund an amount equal to the sum of (1) the value of the amounts allocated to the Series Account on the date the returned policy is received by the Company or an authorized representative, and (2) any Policy fees or other charges imposed on amounts allocated to the Series Account.
Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company of New York” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.
We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.
We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.
Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions - Expense Charge Applied to Premium,” above.
Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.
Death Benefits
Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:
•the amount of the selected death benefit option, less
•the value of any Policy Debt on the date of the Insured’s death, less
•any accrued and unpaid Policy charges.
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We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.
In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” below. Your Policy must qualify under the Cash Value Accumulation Test (“CVAT”).
Under the CVAT procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by some pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) for the CVAT are set forth in your Policy.
The Policy has two death benefit options.
Option 1. The “Level Death” Option. Under this option, the death benefit is –
•the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).
Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –
•the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.
This death benefit option should be selected if you want to maximize your death benefit.
Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of the prospectus.
There is no minimum death benefit guarantee associated with this Policy.
Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.
A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:
•If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.
•If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.
Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.
Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.
Increases. To Request an increase, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.
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Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.
Decreases. A decrease will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.
For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:
•first, to the most recent increase;
•second, to the next most recent increases, in reverse chronological order; and
•finally, to the initial Total Face Amount.
Surrenders and Withdrawals
Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.
We will determine your Cash Surrender Value as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.
You may borrow from us using your Account Value as collateral.
A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.
The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.
Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.
A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” below.
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Loans
Policy Loans. After this Policy has been in force for 3 years, the Owner may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.
During the first 5 years subsequent to the issuance of the Policy, the Owner is prohibited from undertaking a pattern of borrowing that is likely to require all or a substantial part of the cash values to be pledged as security against repayment of such loans unless the borrowing was incurred because of an unforeseen increase in financial obligations.
The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.
Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.
We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.
We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate.
We will send you advance notice of any increase in the Policy loan rate.
Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.
All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Divisions.
A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.
Lapse and Reinstatement
Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.
Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.
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The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.
Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.
Reinstatement. This Policy may be reinstated, provided that the Policy has not been surrendered, and provided further that:
•you make your reinstatement Request within three years from the date of termination;
•you submit satisfactory Evidence of Insurability to us;
•you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•you pay an amount equal to three times the monthly cost of insurance charge as of the date of reinstatement; and
•you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.
A reinstated Policy’s Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:
•the Account Value at the time of termination; plus
•net Premiums attributable to Premiums paid to reinstate the Policy; less
•the monthly expense charge; less
•the monthly cost of insurance charge applicable on the date of reinstatement; less
•the expense charge applied to Premium.
The effective date of reinstatement will be the date the application for reinstatement is approved by us.
Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:
•the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•the SEC, by order, permits postponement for the protection of Owners; or
•an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.
Federal Income Tax Considerations
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.
The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.
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Tax Status of the Policy
A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.
Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition of federal income tax on you with respect to the earnings allocable to the Policy prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.
Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.
The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.
If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.
Depending on the circumstances, any of the following transactions may have federal income tax consequences:
•the exchange of a Policy for a life insurance, endowment or annuity contract;
•a change in the death benefit option;
•a Policy loan;
•a partial surrender;
•a complete surrender;
•a change in the ownership of a Policy;
•a change of the named Insured; or
•an assignment of a Policy.
In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.
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Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.
Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.
We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.
Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.
The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.
Exchanges. Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one life insurance contract for another. Generally, a life insurance contract issued in an exchange for another life insurance contract is treated for purposes of qualification under section 7702 of the Code as a new issue as of the date of the exchange. A contract's status as a MEC cannot be changed as a result of an exchange. A MEC includes any life insurance contract that is received in exchange for a MEC.
Distributions
Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first fifteen (15) Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.
If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.
Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.
Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:
•First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.
•Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:
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1.
is made when the taxpayer is age 59 1∕2 or older;
2.
is attributable to the taxpayer becoming disabled; or
3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).
Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.
Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC. You may want to contact your tax adviser when the Insured reaches Attained Age 121.
The IRS has issued Revenue Procedure 2018-20 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table or the 2017 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2018-20, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2018-20 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of the Age 100 Safe Harbor.”
Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions. We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.
Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.
Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.
In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.
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The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.
Employer-Owned Life Insurance. Section 101(j) of the Code denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.
Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.
Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.
Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.
Investment Income Surtax. Taxable distributions from life insurance policies are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please discuss the impact of the Investment Income Surtax on you with a competent tax advisor.
Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Tax Cuts and Jobs Act of 2017, we are generally required to capitalize and amortize certain Policy acquisition expenses over a fifteen year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West of New York. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.
A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.
Summary
•We do not make any guarantees about the Policy’s tax status.
•We believe the Policy will be treated as a life insurance contract under federal tax laws.
•Death benefits generally are not subject to federal income tax.
•Investment gains are normally not taxed unless distributed to you before the Insured dies.
•If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
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•If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.
Corporate Tax Shelter Requirements
The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.
Legal Proceedings
There are no pending legal proceedings that would have an adverse material effect on the Series Account or on IDI. Great-West of New York is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.
Legal Matters
Pursuant to Commodity Futures Trading Commission Rule 4.5, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
The law firm of Carlton Fields, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 West, Washington, D.C. 20007-5208, serves as special counsel to Great-West of New York with regard to the federal securities laws.
Cyber Security Risks
Because our variable life insurance contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Policy value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Policy transactions, including the processing of Transfer Requests from our website or with the Funds, impact our ability to calculate Unit Values, cause the release, loss, and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and sophistication and activities of hackers and others continue to pose new and significant cyber security threats. While there can be no assurance that we or the Funds or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Policy due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to Great-West of New York at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.
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Financial Statements
Great-West of New York’s financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Independent Auditors
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing therein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
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Appendix A – Glossary of Terms
Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.
Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.
Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.
Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.
Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.
Cash Surrender Value – is equal to:
(a)
 Account Value on the effective date of the surrender; less
(b)
 outstanding Policy loans and accrued loan interest, if any; less
(c)
 any monthly cost of insurance charges.
Corporate Headquarters – Great-West Life & Annuity Insurance Company of New York, 370 Lexington Avenue, Suite 703
New York, New York 10017, or such other address as we may hereafter specify to you by written notice.
Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.
Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “Sub-Accounts” in the prospectus, SAI or Series Account financial statements.
Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.
Effective Date – The date on which the first Premium payment is credited to the Policy.
Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.
Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.
Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.
General Account – All of our assets other than those held in a separate investment account.
Initial Premium – The initial Premium amount specified in a Policy.
Insured – The person whose life is insured under the Policy.
Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.
Issue Date – The date on which we issue a Policy.
Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.
Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” above.
NYSE – New York Stock Exchange.
Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.
Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.
Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.
Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.
Policy Month – The one-month period commencing on the same day of the month as the Policy Date.
Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.
Premiums – Amounts received and allocated to the Sub-Account(s) and Fixed Account prior to any deductions.
Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.
SEC – The United States Securities and Exchange Commission.
Series Account – The segregated investment account established by the Company as a separate account under New York law named the COLI VUL-2 Series Account. It is registered as a unit investment trust under the 1940 Act.
Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus or SAI.
Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.
Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.
Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.
Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.
Unit – An accounting unit of measurement that we use to calculate the value of each Division.
Unit Value – The value of each Unit in a Division.
Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.
Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West of New York and the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquiries about the Policy, contact Great-West of New York toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits. Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov.
Investment Company Act File No. 811-22091

COLI VUL-2 SERIES ACCOUNT
Flexible Premium Variable
Universal Life Insurance Policies
Issued by:
Great-West Life & Annuity Insurance Company  of New York
370 Lexington Avenue, Suite 703
New York, New York 10017
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains basic information you should know before purchasing a Policy. This Statement of Additional Information should be read in conjunction with the prospectus, dated May 3, 2021, which is available without charge by contacting Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”) at 888-353-2654 or via e- mail at www.greatwest.com/executivebenefits.
May 3, 2021
i

TABLE OF CONTENTS
Page
General Information and History of Great-West of New York and the Series Account
State Regulation
Independent Registered Public Accounting Firm
Independent Auditors
Underwriters
Administrative Services
Underwriting Procedures
Illustrations
Financial Statements
ii

General Information and History of Great-West of New York and the Series Account
Great-West Life & Annuity Insurance Company of New York (“Great-West of New York”) (formerly known as First Great-West Life & Annuity Insurance Company (“First Great-West”) and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. Great-West of New York operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. Great-West of New York’s Home Office is located at 370 Lexington Avenue, Suite 703, New York, New York 10017.
Great-West of New York is a wholly owned subsidiary of GWL&A Financial, Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation. The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Effective December 31, 2005, First Great-West, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company (now known as Great-West of New York). As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West, including the separate accounts of First Great-West Life, and it became directly liable for the First Great-West’s liabilities and obligations, including those with respect to the Contract supported by its separate accounts. On September 24, 2012, First Great-West Life & Annuity Insurance Company changed its name to Great- West Life & Annuity Insurance Company of New York.
On June 3, 2019, Great-West of New York and its parent company, Great-West Life & Annuity Insurance Company entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West and Great-West of New York under substantially all of their non-participating individual life insurance and annuity business and group life and health business, including this Policy.
Under the Agreement, as of October 5, 2020, Protective will provide administration and customer service for this Policy in accordance with the terms and conditions of the Policy. Great West of New York will continue its present role as the issuer of your Policy, and will remain responsible for the administration and customer service of the Policy. All of your rights and benefits under your Policy and Great West of New York’s obligations under the Policy remain unchanged.
We established the COLI VUL-2 Series Account of the Great-West of New York (the “Series Account”) in accordance with New York law on February 14, 2006. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
State Regulation
We are subject to the laws of New York governing life insurance companies and to regulation by New York’s Superintendent of Financial Services (“Superintendent”), whose agents periodically conduct an examination of our financial condition and business operations. The investment policy of the Series Account may not be changed without any required approval of the Superintendent. The approval process will be on file with the Superintendent. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.
We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been
1

audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Independent Auditors
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
Underwriters
Prior to October 5, 2020, the offering of the Policy was made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an affiliate of Great-West of New York, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Effective October 5, 2020, the offering of the Policy is made on a continuous basis by Investment Distributors, Inc. (“IDI”), a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee corporation and was established in 1993. IDI’s home office shares the same address as Protective Life at 2801 Highway 280 South, Birmingham, Alabama 35223. IDI is registered with the SEC under the Exchange Act as a broker-dealer and is a member firm of FINRA.
GWFS Equities and IDI have received no underwriting commissions in connection with this offering.
Licensed insurance agents will sell the Policy in New York. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities and IDI. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.
Administrative Services
Certain Administrative services are provided by Great-West and Protective to assist Great-West of New York in processing the Policies. These services are described in written agreements between Great-West, Protective, and Great-West of New York. No compensation has been paid to Great-West or Protective in connection with these services for these Policies.
Underwriting Procedures
We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.
Illustrations
Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.
Financial Statements
The financial statements of Great-West of New York as contained herein should be considered only as bearing upon Great-West of New York’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Owners under the Policies are affected solely by the investment results of the Series Account.
2

Great-West Life & Annuity Insurance Company of New York

(A wholly-owned subsidiary of Great-West Life & Annuity Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2020 and 2019 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows for Each of Three Years in the Period Ended December 31, 2020 and Report of Independent Registered Public Accounting Firm

Deloitte & Touche LLP 1601 Wewatta Street Suite 400 Denver, CO 80202-3942 USA Tel: 1 303 292 5400 Fax: 1 303 312 4000 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York

New York, New York

We have audited the accompanying statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Great-West Life & Annuity Insurance Company of New York as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Great-West Life & Annuity Insurance Company of New York as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1 to the statutory-basis financial statements.

Emphasis of Matter

The Company engages in various related-party transaction with affiliates under common control as discussed in Note 1 to the statutory financial statements. The accompanying statutory financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
April 1, 2021

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2020 and 2019

(In Thousands, Except Share Amounts)

	December 31,
	2020	2019

Admitted assets:

Cash and invested assets:

Bonds	$1,868,877	$842,567

Preferred stock	842	—

Mortgage loans (net of allowances of $20 and $20)	238,564	39,456

Contract loans	16,034	19,347

Cash, cash equivalents and short-term investments	516,224	29,568

Securities lending collateral assets	3,794	2,070

Other invested assets	19,670	2,237

Total cash and invested assets	2,664,005	935,245

Investment income due and accrued	14,215	6,728

Premiums deferred and uncollected	384	390

Funds held or deposited with reinsured companies	256,739	—

Current federal income taxes recoverable from affiliate	473	—

Deferred income taxes	3,691	1,087

Due from affiliates	12	2,048

Other assets	4,341	8,298

Assets from separate accounts	674,708	680,648

Total admitted assets	$3,618,568	$1,634,444

See notes to statutory financial statements.	Continued

3

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2020 and 2019

(In Thousands, Except Share Amounts)

	December 31,
	2020	2019

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$2,163,678	$815,878

Life and accident and health policy and contract claims	1,360	356

Liability for deposit-type contracts	447,107	1,246

Provision for policyholders’ dividends	1,800	2,300

Asset valuation reserve	8,238	5,239

Interest maintenance reserve	94,771	3,346

Due to parent and affiliates	1,743	4,790

Payable for securities lending collateral	3,794	2,070

Current federal income taxes payable to affiliate	—	13

Other liabilities	32,192	4,862

Liabilities from separate accounts	674,554	680,509

Total liabilities	3,429,237	1,520,609

Contingencies (See Note 15)

Capital and surplus:
Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500

Gross paid in and contributed surplus	253,014	32,450

Unassigned funds	(66,183)	78,885

Total capital and surplus	189,331	113,835

Total liabilities, capital and surplus	$3,618,568	$1,634,444

See notes to statutory financial statements.	Concluded

4

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Operations

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018

Income:

Premium income and annuity considerations	$1,653,527	$(395,942)	$267,967

Net investment income	31,020	39,787	50,307

Amortization of interest maintenance reserve	5,230	778	1,236

Commission and expense allowances on reinsurance ceded	6,315	5,750	101

Fee income from separate accounts	1,693	2,713	4,017

Other income	5,459	10,439	10,965

Total income	1,703,244	(336,475)	334,593

Expenses:

Death benefits	7,967	6,745	10,778

Annuity benefits	1,597	4,815	10,660

Surrender benefits	239,470	278,998	222,163

Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	1,347,799	(577,236)	72,545

Other benefits	190	159	221

Total benefits	1,597,023	(286,519)	316,367

Commissions	191,136	12,711	14,482

Other insurance expenses	14,276	13,273	16,251

Net transfers from separate accounts	(49,023)	(69,379)	(10,143)

Interest maintenance reserve reinsurance activity	92,485	(21,652)	—

Total benefits and expenses	1,845,897	(351,566)	336,957

Net (loss) gain from operations before dividends to policyholders, federal income taxes and net realized capital (losses) gains	(142,653)	15,091	(2,364)

Dividends to policyholders	1,498	1,938	2,132

Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized (losses) capital gains	(144,151)	13,153	(4,496)

Federal income tax (benefit) expense	316	(13,275)	952

Net (loss) gain from operations before net realized capital (losses) gains	(144,467)	26,428	(5,448)

Net realized capital (losses) gains, less tax benefits of $0, $159, and $46, and transfers to interest maintenance reserve	—	(596)	(176)

Net (loss) income	$(144,467)	$25,832	$(5,624)

See notes to statutory financial statements.

5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018

Capital and surplus, beginning of year	$113,835	$81,442	$87,514

Net (loss) income	(144,467)	25,832	(5,624)

Change in net unrealized capital losses, net of income taxes	(86)	—	—

Change in net deferred income taxes	12,812	(12,707)	2,613

Change in non-admitted assets	(10,372)	7,891	(2,271)

Change in asset valuation reserve	(2,999)	2,699	(782)

Surplus paid in	220,564	—	—

Change in surplus as a result of reinsurance	29	8,663	—

Changes in capital and surplus as a result of separate accounts	15	15	(8)

Net change in capital and surplus for the year	75,496	32,393	(6,072)

Capital and surplus, end of year	$189,331	$113,835	$81,442

See notes to statutory financial statements.

6

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018
Operating activities:

Premium income	$675,322	$207,985	$267,526

Investment income received, net of investment expenses paid	31,407	39,793	50,757

Other miscellaneous income received	18,101	22,959	15,083

Benefit and loss related payments	(248,611)	(289,357)	(233,651)

Net transfers from separate accounts	49,035	72,965	8,903

Commissions, other expenses and taxes paid	(204,826)	(24,982)	(30,893)

Dividends paid to policyholders	(1,998)	(2,239)	(2,632)

Federal income taxes (paid) received, net	(1,911)	8,353	(512)

Net cash provided by operating activities	316,519	35,477	74,581

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	119,142	142,434	83,327

Mortgage loans	1,622	25,136	19,705

Other	—	3	394

Cost of investments acquired:

Bonds	(171,055)	(252,696)	(122,177)

Mortgage loans	(4,000)	—	(5,000)

Other	91	(153)	—

Net change in contract loans	403	197	26

Net cash used in investing activities	$(53,797)	$(85,079)	$(23,725)

See notes to statutory financial statements.	Continued

7

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2020, 2019 and 2018

(In Thousands)

	Year Ended December 31,
	2020	2019	2018
Financing and miscellaneous activities:

Capital and paid in surplus	$220,564	$—	$—

Deposit-type contract withdrawals, net of deposits	(50)	(174)	(334)

Other	3,420	(204)	1,215

Net cash provided by (used in) financing and miscellaneous activities	223,934	(378)	881

Net increase (decrease) in cash, cash equivalents and short-term investments	486,656	(49,980)	51,737

Cash, cash equivalents and short-term investments:

Beginning of year	29,568	79,548	27,811

End of year	$516,224	$29,568	$79,548

In 2020, non-cash transfers of $1,193 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $646 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 8 for further information on the MassMutual and Protective transactions.

See notes to statutory financial statements.	Concluded

8

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the “Department”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York and Illinois.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 8 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the “Protective transaction”), of substantially all of its individual life insurance and annuity business to Protective Life and Annuity Insurance Company (“Protective”) who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred Statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of participating life insurance policies, which are now administered by Protective. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement.

A reconciliation of the Company’s capital and surplus and statutory net income between NAIC SAP and practices prescribed by the Department, and the resulting tax impacts, are shown below.

9

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	Statutory Capital and Surplus		Statutory Net (Loss) Income
	December 31,		Year ended December 31,
	2020	2019	2020	2019	2018

New York prescribed basis	$ 189,331	$ 113,835	$(144,467)	$ 25,832	$(5,624)

State prescribed practices, ceded reserves

Ceded reserves	1,061	1,337	(277)	(260)	332

Current income taxes on ceded reserves	(344)	(377)	33	(41)	107

Deferred taxes	(223)	(281)	58	(281)	—

Reduction to non-admit deferred taxes	156	226	(70)	226	—

NAIC SAP basis	$189,981	$114,740	$(144,723)	$25,476	$(5,185)

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Perpetual preferred stock is recorded at fair value not to exceed the currently effective call price. Under GAAP, perpetual preferred stock is recorded at fair value.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment

10

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

11

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

12

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Impact of COVID-19 on significant judgments, estimates and assumptions

Beginning in January 2020, the outbreak of a virus known as COVID-19 and ensuing global pandemic have resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and significant market uncertainty. In the first quarter of 2020, global financial markets experienced material and rapid declines and significant volatility; however, following March 31, 2020, the markets have experienced recoveries. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 pandemic continues to be unknown at this time, as is the efficacy of the government and central bank interventions. The results of the Company reflect management’s judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR are included in net realized capital gains (losses).

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Perpetual preferred stocks are carried at fair value not to exceed the currently effective call price.
•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

13

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at

14

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds and short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

15

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

16

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

¡	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

¡

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

The fair value of certain investments in the separate accounts are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of cross-currency swaps and foreign currency forwards. The Company uses these derivative instruments to manage foreign currency exchange rate risk associated with its invested assets. Derivative instruments are not used for speculative reasons. The Company’s derivatives are cleared and settled through a bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting

17

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to convert floating rate assets to fixed rate assets.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash collateral pledged by the Company is included in other assets.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of aggregate write-ins for miscellaneous income.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

18

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

19

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds.

2. Changes in Accounting Principles

In 2009, the NAIC introduced Principle-Based Reserving (“PBR”) as a new method for calculating life insurance policy reserves. In cases where the PBR reserve is higher, it will replace the historic formulaic measure with one that more accurately reflects the risks of highly complex products. The Department adopted PBR in 2020 and the Company adopted it in 2020. The adoption of PBR does not have a material effect on the Company’s financial statements.

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The Company early adopted this revision and the adoption of this standard did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2020	2019	2018

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$330	$8,381	$10,002	Other income

Provides recordkeeping services.	GWL&A	1,460	2,328	2,551	Other income

Receives recordkeeping services.	Empower Retirement, LLC (“Empower”)(1)	(7,870)	(12,914)	(11,062)	Other income

Receives investment advisory services.	GWL&A	(813)	(839)	(718)	Net investment income

Received corporate support services.	GWL&A	11,813	—	—	Other insurance expenses

(1) A wholly-owned subsidiary of GWL&A.

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

20

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2020	2019
GWFS Equities, Inc.(1)	On account	On demand	$7	$2,014
Other related party receivables	On account	On demand	5	34

Total			$12	$2,048

(1) A wholly-owned subsidiary of GWL&A.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2020	2019

Empower(1)	On account	On demand	$1,568	$3,320

GWL&A	On account	On demand	175	1,470

Total			$1,743	$4,790

(1) A wholly-owned subsidiary of GWL&A.

The company had $473 of current federal income taxes receivable and $13 of current federal income taxes payable at December 31, 2020 and 2019, respectively. These amounts were due from or due to Lifeco U.S. relating to its consolidated tax return.

The Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2020
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$13,958	$1,911	$—	$15,869

All other governments	3,205	—	—	3,205

U.S. states, territories and possessions	8,873	864	—	9,737

Political subdivisions of states and territories	9,913	363	—	10,276

Industrial and miscellaneous	1,563,901	51,720	545	1,615,076

Loan-backed and structured securities	269,027	10,827	45	279,809

Total bonds	$1,868,877	$65,685	$590	$1,933,972

21

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	December 31, 2019
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$14,229	$693	$—	$14,922

U.S. states, territories and possessions	7,012	911	—	7,923

Political subdivisions of states and territories	7,243	371	—	7,614

Industrial and miscellaneous	608,606	19,836	77	628,365

Loan-backed and structured securities	205,477	3,644	668	208,453

Total bonds	$842,567	$25,455	$745	$867,277

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2020

	Book/adjusted
	carrying value	Fair value

Due in one year or less	$49,269	$49,797

Due after one year through five years	519,082	539,957

Due after five years through ten years	765,671	796,314

Due after ten years	288,476	290,744

Loan-backed and structured securities	269,027	279,809

Total bonds	$1,891,525	$1,956,621

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	December 31,
	2020	2019

Consideration from sales	$80,614	$648,598

Gross realized gains from sales	2,685	23,399

Gross realized losses from sales	88	3,034

At December 31, 2019, consideration from sales include securities transferred to Protective as part of the Protective transaction (see Note 8 for additional information).

22

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

Industrial and miscellaneous	$30,514	$534	$—	$ —	$30,514$	$534

Loan-backed and structured securities	12,068	35	206	4	12,274	39

Total bonds	$42,582	569	$206	$4	$42,788	$573

Total number of securities in an unrealized loss position		9		1		10

	December 31, 2019
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

Industrial and miscellaneous	$27,371	$71	$8,000	$6	$35,371	$77

Loan-backed and structured securities	46,566	347	19,749	321	66,315	668

Total bonds	$73,937	$418	$27,749	$327	$101,686	$745

Total number of securities in an unrealized loss position		12		8		20

Bonds - Total unrealized losses and OTTI decreased by $172, or 23%, from December 31, 2019 to December 31, 2020. The decrease in unrealized losses was mostly in Loan-backed and structured securities and was primarily driven by higher valuations as a result of lower interest rates at December 31, 2020 compared to December 31, 2019. This was offset by an increase in the less than twelve month category in industrial and miscellaneous bonds purchased in-year and reflects an increase in interest rates during the fourth quarter of 2020 resulting in lower valuations of these bonds.

Total unrealized losses greater than twelve months decreased by $323 from December 31, 2019 to December 31, 2020. Loan-backed and structured securities account for 100%, or $4, of the unrealized losses and OTTI greater than twelve months at December 31, 2020. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 10% and 22% of total invested assets at December 31, 2020 and 2019, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

23

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $357 as of December 31, 2020. The Company was not required to pledge collateral related to these derivatives as of December 31, 2020. If the credit-risk-related contingent features were triggered on December 31, 2020 the fair value of assets that could be required to settle the derivatives in a net liability position was $357. The Company held no derivatives as of December 31, 2019.

Types of derivative instruments and derivative strategies

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

The following tables summarize derivative financial instruments:

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Cross-currency swaps	$5,678	$2	$2

Total derivatives designated as hedges	5,678	2	2

Derivatives not designated as hedges:

Foreign currency forwards	174,353	(111)	(111)

Total derivatives not designated as hedges	174,353	(111)	(111)

Total cash flow hedges, and derivatives not designated as hedges	$180,031	$(109)	$(109)

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

Net unrealized gains/(losses) on foreign currency forwards not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus was $(88) at December 31, 2020.

Securities lending

Securities with a cost or amortized cost of $3,621 and $1,989, and estimated fair values of $3,680 and $2,006 were on loan under the program at December 31, 2020 and 2019, respectively.

24

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes the securities on loan by category:

	December 31,		December 31,
	2020		2019
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Industrial and miscellaneous	$3,621	$3,680	$1,989	$2,006

Total	$3,621	$3,680	$1,989	$2,006

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $3,794 and $2,070 as collateral at December 31, 2020 and 2019, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Restricted assets

At December 31, 2020 and 2019, the Company had investments with a book/adjusted carrying value of $1,737 and $1,790, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending agreements in the amount of $3,794 and $2,070 as of December 31, 2020 and 2019, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2020 and 2019.

Net investment income

The following table summarizes net investment income:

	Year Ended December 31,
	2020	2019

Bonds	$29,070	$35,804

Preferred stock	2	—

Mortgage loans	1,743	2,159

Contract loans	680	870

Cash, cash equivalents and short-term investments	210	1,545

Other invested assets	109	175

Miscellaneous income	19	73

Gross investment income	31,833	40,626

Expenses	(813)	(839)

Net investment income	$31,020	$39,787

25

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes net realized capital (losses) gains on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2020	2019	2018

Net realized capital (losses) gains, before federal income tax	$5,280	$22,426	$(495)
Less: Federal income tax (benefit) expense	1,109	4,709	(103)

Net realized capital (losses) gains, before IMR transfer	4,171	17,717	(392)
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) of $1,109, $4,868 and ($57), respectively	4,171	18,313	(216)

Net realized capital (losses) gains, net of federal income (benefit) tax of $0, ($159) and ($46), respectively, and IMR transfer	$—	$(596)	$(176)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31,
2020

Reserve as of December 31, 2019	$3,346

Transferred into IMR, net of taxes	4,171

IMR reinsurance activity	92,485

Balance before amortization	100,002

Amortization released to Statement of Operations	(5,231)

Reserve as of December 31, 2020	$94,771

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2020	2019

Industrial and miscellaneous	67%	85%

	Concentration by industry
	December 31,
	2020	2019

Financial services	21%	22%

26

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company had the following concentrations in cash, cash equivalents and short-term investments based on total invested assets:

	Concentration by type
	December 31,
	2020	2019

Industrial and miscellaneous	16%	3%

	Concentration by industry
	December 31,
	2020	2019

Financial services	17%	3%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $238,584 and $39,476, of which $196,732 and $0 were loan participation agreements as of December 31, 2020 and 2019, respectively. All mortgages were current as of December 31, 2020 and 2019.

The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2020 were 3.25% and 3.25%, respectively. During 2020, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 17.34%. There were no loans originated during the year ended December 31, 2019.

The balance in the commercial mortgage provision allowance was $20 as of December 31, 2020 and 2019. There was no provision activity for the years ended December 31, 2020 and 2019.

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2020	2019

Multi-family	40%	50%

Industrial	28%	2%

Other	15%	4%

Retail	13%	44%

Office	4%	—%

	100%	100%

27

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	Concentration by geographic area
	December 31,
	2020	2019

Pacific	47%	65%

South Atlantic	16%	20%

West South Central	10%	—%

Other	9%	—%

Mountain	8%	—%

East North Central	5%	15%

West North Central	5%	—%

	100%	100%

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$1,933,972	$1,868,877	$—	$1,933,972	$—	$—	$1,933,972

Preferred stock	842	842	—	842	—	—	842

Mortgage loans	241,037	238,564	—	241,037	—	—	241,037

Cash, cash equivalents and short-term investments	516,224	516,224	493,576	22,648	—	—	516,224

Contract loans	16,036	16,034	—	16,036	—	—	16,036

Other long term invested assets	14,556	14,383	—	14,556	—	—	14,556

Securities lending reinvested collateral assets	3,794	3,794	304	3,490	—	—	3,794

Receivable for securities	5,039	5,039	—	5,039	—	—	5,039

Derivative instruments	248	248	—	248	—	—	248

Separate accounts assets	674,708	674,708	674,517	191	—	—	674,708

Total assets	$3,406,456	$3,338,713	$1,168,397	$2,238,059	$—	$—	$3,406,456

Liabilities:

Deposit-type contracts	$357,467	$447,107	$—	$357,467	$—	$—	$357,467

Payable under securities lending agreement	3,794	3,794	304	3,490	—	—	3,794

Derivative instruments	357	357	—	357	—	—	357

Total liabilities	$361,618	$451,258	$304	$361,314	$—	$—	$361,618

28

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2019
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$867,277	$842,567	$—	$867,277	$—	$—	$867,277

Mortgage loans	40,468	39,456	—	40,468	—	—	40,468

Cash, cash equivalents and short-term investments	29,568	29,568	29,568	—	—	—	29,568

Contract loans	19,347	19,347	—	19,347	—	—	19,347

Other long term invested assets	2,052	1,894	—	2,052	—	—	2,052

Securities lending reinvested collateral assets	2,070	2,070	—	2,070	—	—	2,070

Receivable for securities	342	342	—	342	—	—	342

Separate accounts assets	680,648	680,648	680,416	232	—	—	680,648

Total assets	$1,641,772	$1,615,892	$709,984	$931,788	$—	$—	$1,641,772

Liabilities:

Deposit-type contracts	$1,246	$1,246	$—	$1,246	$—	$—	$1,246

Payable under securities lending agreement	2,070	2,070	—	2,070	—	—	2,070

Total liabilities	$3,316	$3,316	$—	$3,316	$—	$—	$3,316

Bonds and preferred stock

The fair values for bonds and preferred stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligors. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

The Company believes the fair value of contract loans approximates book value. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with

29

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

proceeds from the contract. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company believes the fair value of contract loans approximates carrying value.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of foreign currency forwards, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets

Separate account assets primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair Value Hierarchy

The following tables present the Company’s financial assets carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2020
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Preferred stock

Industrial and miscellaneous	$—	$842	$—	$—	$842

Derivatives

Foreign currency forwards	—	246	—	—	246

Separate account assets (1)	674,517	191	—	—	674,708

Total assets at fair value	$674,517	$1,279	$—	$—	$675,796

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:

Derivatives

Foreign currency forwards	$—	$357	$—	$—	$357

Total liabilities at fair value	$—	$357	$—	$—	$357

30

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	Fair Value Measurements at Reporting Date
	December 31, 2019
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Separate account assets (1)	$680,416	$232	$—	$—	$680,648

Total assets at fair value	$680,416	$232	$—	$—	$680,648

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2020			December 31, 2019
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Contract loans	$16,037	$3	$16,034	$19,348	$1	$19,347

Premiums deferred and uncollected	388	4	384	394	4	390

Deferred income taxes	14,050	10,359	3,691	1,215	128	1,087

Other assets	4,805	464	4,341	8,623	325	8,298

7. Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2020		December 31, 2019
Type	Gross	Net of loading	Gross	Net of loading

Ordinary renewal business	449	384	454	390

Total	$449	$384	$454	$390

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. Effective June 1, 2019 all risks on non-participating policies within the below retention limits were ceded to Protective. For business that existed before June 1, 2019, the Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retained 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life. For new business-owned life insurance policies, the Company retained 100% of the first $250 per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company’s most significant reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

31

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2020, 2019 and 2018 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset (in millions):

32

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020

Admitted assets:

Cash and invested assets:

Bonds	$966

Preferred stock	1

Mortgage loans	197

Cash, cash equivalents, and short-term investments	176

Other invested assets	18

Total cash and invested assets	1,358

Investment income due and accrued	8

Funds held or deposited with reinsured companies	257

Other assets	4

Total admitted assets	$1,627

December 31,
2020

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$1,217

Liability for deposit-type contracts	446

Interest maintenance reserve	92

Other liabilities	28

Total liabilities	1,783

Capital and surplus:

Unassigned funds	(156)

Total capital and surplus	(156)

Total liabilities, capital and surplus	$1,627

Statutory Statements of Operations	December 31,
2020

Income:

Premium income and annuity consideration	$1,336

Total income	1,336

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	1,217

Total benefits	1,217

Commissions	183

Interest maintenance reserve reinsurance activity	92

Total benefit and expenses	1,492

Net loss from operations before federal income taxes	$(156)

33

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company received a capital contribution from parent of $218 million to finance the transaction, as mentioned in Note 11.

Effective June 1, 2019, the Company terminated various related party reinsurance agreements and completed the sale, via indemnity reinsurance, of substantially all of its individual life insurance and annuity business to Protective. The Protective transaction impacted the following financial statement lines in 2019, excluding the non-admitted deferred tax asset (in millions):

This space has been left blank intentionally

34

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31, 2019

Admitted assets:

Cash and invested assets:

Bonds	$(558)

Mortgage loans	(11)

Contract loans	(2)

Cash, cash equivalents and short-term investments	(50)

Other invested assets	(3)

Total cash and invested assets	(624)

Investment income due and accrued	(6)

Premiums deferred and uncollected	(2)

Reinsurance recoverable	(1)

Current federal income taxes recoverable	8

Deferred income taxes	(5)

Total admitted assets	$(630)

December 31,
2019

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$(641)

Liability for deposit-type contracts	(1)

Life and accident and health policy and contract claims	(2)

Interest maintenance reserve	(5)

Other liabilities	3

Total liabilities	(646)

Capital and surplus:

Gross paid in and contributed surplus	16

Total capital and surplus	16

Total liabilities, capital and surplus	$(630)

Statutory Statements of Operations	December 31,
2019

Income:

Premium income and annuity consideration	$(663)

Commission and expense allowances on reinsurance ceded	3

Total income	(660)

Expenses:

Decrease in aggregate reserves for life and accident and health policies and contracts	(641)

Total benefits	(641)

35

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Net transfers from separate accounts	4

Interest maintenance reserve release	(22)

Total benefit and expenses	(659)

Net loss from operations before federal income taxes	(1)

Federal income tax benefit	(12)

Net income	$11

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	0.5% to 6.00%

	- Annuity Funds	1.75% to 11.25%

	- Disability	3.00% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

	- Annuity Funds	Various annuity valuation tables, primarily including the 71 and 83a Individual Annuitant Mortality (“IAM”), Annuity 2000, and the 1971 and 1983 Group Annuity Mortality (“GAM”) Table

Morbidity	- Disability	Various disability tables, primarily including 58 and 80 CSO, 64 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2020 and 2019, the Company had $671,544 and $735,090, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

36

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

	December 31, 2020
	General Account	Separate Account Nonguaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$1,217,254	$—	$1,217,254	38.5%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	625,253	625,253	19.8%

Total with adjustment or at market value	1,217,254	625,253	1,842,507	58.2%

At book value without adjustment (minimal or no charge or adjustment)	419,853	—	419,853	13.3%

Not subject to discretionary withdrawal	901,951	—	901,951	28.5%

Total gross	2,539,058	625,253	3,164,311	100.0%

Reinsurance ceded	43,004	—	43,004

Total, net	$2,496,054	$625,253	$3,121,307

	December 31, 2019
	General Account	Separate Account Nonguaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$346	$—	$346	0.1%

At book value less current surrender

charges of 5% or more	—	—	—	—%
At fair value	—	623,677	623,677	45.6%

Total with adjustment or at market value	346	623,677	624,023	45.7%
At book value without adjustment (minimal or no charge or adjustment)	7,484	—	7,484	0.5%

Not subject to discretionary withdrawal	735,038	—	735,038	53.8%

Total gross	742,868	623,677	1,366,545	100.0%

Reinsurance ceded	44,530	—	44,530

Total, net	$698,338	$623,677	$1,322,015

37

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2020
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Term policies with cash value	$—	$67	$83	$—	$—	$—

Universal life	579,542	617,469	626,589	—	—	—

Other permanent cash value life insurance	—	113,452	120,009	—	—	—

Variable universal life	1,009	1,009	1,012	44,800	44,800	44,800

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	19,486	N/A	N/A	—

Accidental death benefits	N/A	N/A	4	N/A	N/A	—

Disability - active lives	N/A	N/A	176	N/A	N/A	—

Disability - disabled lives	N/A	N/A	1,080	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	4,002	N/A	N/A	—

Total gross	580,551	731,997	772,441	44,800	44,800	44,800

Reinsurance ceded	580,551	625,971	657,710	44,800	44,800	44,800

Total, net	$—	$106,026	$114,731	$—	$—	$—

	December 31, 2019
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Term policies with cash value	$—	$88	$109	$—	$—	$—

Universal life	$574,613	$574,410	$583,983	—	—	—

Other permanent cash value life insurance	—	117,024	123,920	—	—	—

Variable universal life	967	967	967	38,799	38,799	38,799

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	23,056	N/A	N/A	—

Accidental death benefits	N/A	N/A	5	N/A	N/A	—

Disability - active lives	N/A	N/A	77	N/A	N/A	—

Disability - disabled lives	N/A	N/A	1,151	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	5,133	N/A	N/A	—

Total gross	575,580	692,489	738,401	38,799	38,799	38,799

Reinsurance ceded	575,580	581,951	619,614	38,799	38,799	38,799

Total, net	$—	$110,538	$118,787	$—	$—	$—

38

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

10. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2020. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2020 and 2019, the Company’s separate account assets that are legally insulated from the general account claims are $674,708 and $680,648, respectively.

As of December 31, 2020 and 2019, $287,682 and $265,124, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2020, $4,985,496 was acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

39

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2020	2019

Premiums, considerations or deposits	$52,090	$70,263

Reserves:

For accounts with assets at:

Fair value	$670,053	$662,476

Total reserves	$670,053	$662,476

By withdrawal characteristics:

At fair value	$670,053	$662,476

Total subject to discretionary withdrawals	$670,053	$662,476

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2020	2019	2018
Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$52,090	$70,263	$110,705

Transfers from separate accounts	(125,242)	(205,056)	(150,178)

Net transfers from separate accounts	(73,152)	(134,793)	(39,473)

Reconciling adjustments:

Net transfer of reserves to separate accounts	24,129	65,414	29,330

Net transfers as reported in the Statements of Operations	$(49,023)	$(69,379)	$(10,143)

11. Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2020, 2019 and 2018.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. The Company may not pay a dividend during the year ended December 31, 2021 without the approval of the Superintendent due to the net loss related to the MassMutual ceding commission in 2020. Dividends are non-cumulative.

In the fourth quarter of 2020, the Company received a capital contribution of $218 million from GWL&A. The proceeds were used to finance the MassMutual transaction.

40

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2020	2019

Current year net (loss) income	$(144,467)	$25,832

Unrealized gains	715	801

Deferred income taxes	12,812	(12,707)

Non-admitted assets	(10,829)	(457)

Asset valuation reserve	(8,238)	(5,239)

Surplus as regards reinsurance	8,692	8,907

Other	75,132	61,748

Total unassigned funds	$(66,183)	$78,885

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

12. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$15,355	$—	$15,355	$2,180	$—	$2,180	$13,175	$—	$13,175

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	15,355	—	15,355	2,180	—	2,180	13,175	—	13,175

Deferred tax assets non-admitted	(10,817)	458	(10,359)	(130)	2	(128)	(10,687)	456	(10,231)

Net admitted deferred tax asset	4,538	458	4,996	2,050	2	2,052	2,488	456	2,944

Gross deferred tax liabilities	(847)	(458)	(1,305)	(963)	(2)	(965)	116	(456)	(340)

Net admitted deferred tax asset	$3,691	$—	$3,691	$1,087	$—	$1,087	$2,604	$—	$2,604

41

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2020			December 31, 2019			Change

		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	3,691	—	3,691	1,087	—	1,087	2,604	—	2,604

	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	3,691	—	3,691	1,087	—	1,087	2,604	—	2,604

	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	27,846	—	—	16,366	—	—	11,480

(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	847	458	1,305	963	2	965	(116)	456	340

	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$4,538	$458	$4,996	$2,050	$2	$2,052	$2,488	$456	$2,944

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2020	2019

Ratio percentage used to determine recovery period and threshold limitation amount	977.99%	1508.68%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$185,640	$112,748

The following table presents the impact of tax planning strategies:

	December 31, 2020		December 31, 2019		Change

	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$15,355	$—	$2,180	$—	$13,175	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$4,538	$458	$2,050	$2	$2,488	$456

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

42

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The components of current income taxes incurred include the following:

	Year Ended December 31,

	2020	2019	Change

Current income tax (benefit)	$316	$(13,275)	$13,591

Federal income tax (benefit) on net capital gains	1,109	4,709	(3,600)

Total	$1,425	$(8,566)	$9,991

	Year Ended December 31,

	2019	2018	Change

Current income tax (benefit)	$(13,275)	$952	$(14,227)

Federal income tax (benefit) on net capital gains	4,709	(103)	4,812

Total	$(8,566)	$849	$(9,415)

43

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,

Deferred income tax assets:	2020	2019	Change

Ordinary:

Reserves	$1,599	$1,209	$390

Provision for dividends	378	483	(105)

Compensation and benefit accrual	255	246	9

Receivables - non-admitted	75	68	7

Ceding commission-reinsurance	12,862	—	12,862

Other	186	174	12

Total ordinary gross deferred tax assets	15,355	2,180	13,175

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	15,355	2,180	13,175

Non-admitted ordinary deferred tax assets	(10,817)	(130)	(10,687)

Admitted ordinary deferred tax assets	4,538	2,050	2,488

Capital:

Investments	—	—	—

Total capital gross deferred tax assets	—	—	—

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	458	2	456

Admitted capital deferred tax assets	458	2	456

Total admitted deferred tax assets	$4,996	$2,052	$2,944

Deferred income tax liabilities:

Ordinary:

Investments	$(132)	$(115)	$(17)

Premium receivable	(80)	(82)	2

Policyholder Reserves	(635)	(766)	131

Other	—	—	—

Total ordinary deferred tax liabilities	(847)	(963)	116

Capital:

Investments	(458)	(2)	(456)

Total capital deferred tax liabilities	(458)	(2)	(456)

Total deferred tax liabilities	$(1,305)	$(965)	$(340)

Net admitted deferred income tax asset	$3,691	$1,087	$2,604

44

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,

	2020	2019	Change

Total deferred income tax assets	$15,355	$2,180	$13,175

Total deferred income tax liabilities	(1,305)	(964)	(341)

Net deferred income tax asset	$14,050	$1,216

Tax effect of unrealized capital gains (losses)			(22)

Change in net deferred income tax			$12,812

	December 31,

	2019	2018	Change

Total deferred income tax assets	$2,180	$15,545	$(13,365)

Total deferred income tax liabilities	(964)	(1,622)	658

Net deferred income tax asset	$1,216	$13,923

Tax effect of unrealized capital gains (losses)			—

Change in net deferred income tax			$(12,707)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,

	2020	2019	2018

Income tax expense at statutory rate	$(30,272)	$3,368	$(991)

Federal tax rate change	—	—	—

Ceding commission, net of transaction expenses	922	1,106	—

Tax adjustment for interest maintenance reserve	18,323	(4,710)	(260)

Income tax (benefit) on realized capital gain (loss)	1,109	4,868	(57)

Dividend received deduction	(249)	(227)	(236)

Prior year adjustment	(997)	(57)	(152)

Tax credits	(175)	(212)	(136)

Tax effect of non-admitted assets	(30)	31	(12)

Other	(18)	(26)	79

Total	$(11,387)	$4,141	$(1,765)

	2020	2019	2018

Federal income taxes incurred	$1,425	$(8,566)	$848

Change in net deferred income taxes	(12,812)	12,707	(2,613)

Total income tax expense (benefit)	$(11,387)	$4,141	$(1,765)

As of December 31, 2020 the Company had no operating loss carry forwards available for tax purposes.

As of December 31, 2020, the Company utilized foreign tax credit carry forwards of $0.

45

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

There were no income taxes incurred for years ended December 31, 2020, 2019 and 2018, that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Great-West Life & Annuity Insurance Company (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

46

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2020 or 2019. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2020 and 2019.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company’s parent, with which it files a consolidated federal income tax return, is under examination for tax years 2007 through 2014 with respect to foreign tax credit refund claims. Tax years 2015 through 2019 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2020 and December 31, 2019 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

13. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual participating policies were 100%, (1)% and 8% of total individual premiums earned during the years ended December 31, 2020, 2019 and 2018, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $1,498, $1,938 and $2,132 to its policyholders during the years ended December  31, 2020, 2019 and 2018 respectively.

14. Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2020, 2019 or 2018. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had concentrations of 97%, 97% and 96% for the years ended December 31, 2020, 2019 and 2018, respectively.

15. Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company’s financial position, results of operations, or cash flows.

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 1, 2021, the date on which they were issued. No subsequent events have occurred requiring recognition or disclosure in the Company’s statutory financial statements.

47

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

48

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Investment income earned:

U.S. Government bonds	$364

Other bonds (unaffiliated)	28,706

Preferred stocks (unaffiliated)	2

Mortgage loans	1,743

Contract loans	680

Cash, cash equivalents and short-term investments	210

Other invested assets	109

Aggregate write-ins for investment income	19

Gross investment income	$31,833

Mortgage loans - Book value:

Commercial mortgages	$238,564

Mortgage loans by standing - Book value:

Good standing	$238,564

Other long-term invested assets - Statement value:	$14,382

Bonds and short-term investments by maturity and designation:

Bonds by maturity - Statement value:

Due within one year or less	$93,461

Over 1 year through 5 years	611,322

Over 5 years through 10 years	871,240

Over 10 years through 20 years	218,151

Over 20 years	97,351

Total by maturity	$1,891,525

Bonds and short-term investments by designation - Statement value:

NAIC 1	$1,131,468

NAIC 2	734,264

NAIC 3	25,793

Total by designation	$1,891,525

Total bonds publicly traded	$973,670

Total bonds privately placed	917,855

Preferred stocks - Statement value	842

Short-term investments - Book value	22,226

Collar, swap and forward agreements open - Statement value	(109)

Life insurance in force:

.	(Continued)

49

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Ordinary	$197,800

Life insurance policies with disability provisions in-force:

Ordinary	$1,511

Supplementary contracts in-force:

Ordinary - involving life contingencies

Income payable	$—

Annuities:

Ordinary:

Immediate - amount of income payable	$—

Deferred - fully paid account balance	—

Deferred - not fully paid - account balance	—

Group:

Certificates - amount of income payable	$2,733

Certificates - fully paid account balance	—

Certificates - not fully paid - account balance	—

Accident and health insurance - equivalent premiums in-force:

Other	$19

Deposit funds and dividend accumulations:

Deposit funds - account balance	$—

Dividend accumulations - account balance	1,207

.	(Concluded)

50

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2020

(In Thousands)

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

51

COLI VUL-2 Series Account of

Great-West Life & Annuity

Insurance Company of New York

Annual Statement as of and for the period ended

December 31, 2020 and Report of Independent

Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of COLI VUL-2 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the investment divisions listed in Appendix A of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company of New York (the “Series Account”) as of December 31, 2020, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions constituting the Series Account as of December 31, 2020, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

May 3, 2021

We have served as the auditor of one or more Great-West investment company separate accounts since 1981.

COLI VUL-2 SERIES ACCOUNT OF GREAT- WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

APPENDIX A

Investment division	Statement of assets and liabilities	Statement of operations	Statement of changes in net assets

AMERICAN FUNDS IS INTERNATIONAL FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

BLACKROCK GLOBAL ALLOCATION VI FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

BLACKROCK HIGH YIELD VI FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

BNY MELLON STOCK INDEX FUND, INC.	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

DWS SMALL CAP INDEX VIP	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

EATON VANCE VT FLOATING-RATE INCOME FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

FIDELITY VIP EMERGING MARKETS PORTFOLIO	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

GREAT-WEST BOND INDEX FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

GREAT-WEST INTERNATIONAL INDEX FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

GREAT-WEST REAL ESTATE INDEX FUND	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

MFS VIT II INTERNATIONAL GROWTH PORTFOLIO	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

PIMCO VIT HIGH YIELD PORTFOLIO	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

PIMCO VIT LOW DURATION PORTFOLIO	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

PIMCO VIT REAL RETURN PORTFOLIO	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

PIMCO VIT TOTAL RETURN PORTFOLIO	December 31, 2020	For the period December 30, 2020 to December 31, 2020	For the period December 30, 2020 to December 31, 2020

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS INTERNATIONAL FUND	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	BNY MELLON STOCK INDEX FUND, INC.	DWS SMALL CAP INDEX VIP		EATON VANCE VT FLOATING- RATE INCOME FUND

ASSETS:
Investments at fair value (1)	$100,710	$202,312	$40,474	$427,215	$80,610	$	101,058
Receivable Dividends and Other	-	-	21	-	-		24

Total assets	100,710	202,312	40,495	427,215	80,610		101,082

NET ASSETS	$100,710	$202,312	$40,495	$427,215	$80,610	$	101,082

NET ASSETS REPRESENTED BY:
Accumulation units	$100,710	$202,312	$40,495	$427,215	$80,610	$	101,082

ACCUMULATION UNITS OUTSTANDING	5,733	12,985	3,597	11,708	2,482		8,501

UNIT VALUE (ACCUMULATION)	$17.57	$15.58	$11.26	$36.49	$32.48	$	11.89

(1) Cost of investments:	$101,052	$202,104	$40,421	$425,956	$80,842	$	101,058
Shares of investments:	4,278	10,380	5,354	6,647	4,635		11,191

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP EMERGING MARKETS PORTFOLIO	GREAT-WEST BOND INDEX FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST REAL ESTATE INDEX FUND	MFS VIT II INTERNATIONAL GROWTH PORTFOLIO		PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)

ASSETS:
Investments at fair value (1)	$141,569	$60,671	$100,649	$102,086	$100,428	$	202,123
Receivable Dividends and Other	-	-	-	-	-		-

Total assets	141,569	60,671	100,649	102,086	100,428		202,123

NET ASSETS	$141,569	$60,671	$100,649	$102,086	$100,428	$	202,123

NET ASSETS REPRESENTED BY:
Accumulation units	$141,569	$60,671	$100,649	$102,086	$100,428	$	202,123

ACCUMULATION UNITS OUTSTANDING	10,046	3,683	6,923	7,545	8,047		17,197

UNIT VALUE (ACCUMULATION)	$14.09	$16.47	$14.54	$13.53	$12.48	$	11.75

(1) Cost of investments:	$141,473	$60,631	$101,052	$101,052	$101,052	$	202,123
Shares of investments:	9,604	4,013	8,052	9,400	6,242		16,581

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO

ASSETS:
Investments at fair value (1)	$40,490	$40,424	$40,509	$	242,783
Receivable Dividends and Other	-	-	-		-

Total assets	40,490	40,424	40,509		242,783

NET ASSETS	$40,490	$40,424	$40,509	$	242,783

NET ASSETS REPRESENTED BY:
Accumulation units	$40,490	$40,424	$40,509	$	242,783

ACCUMULATION UNITS OUTSTANDING	1,423	2,486	1,937		10,548

UNIT VALUE (ACCUMULATION)	$28.46	$16.26	$20.91	$	23.02

(1) Cost of investments:	$40,440	$40,424	$40,421	$	242,573
Shares of investments:	5,055	3,894	2,910		20,948

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS INTERNATIONAL FUND	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	BNY MELLON STOCK INDEX FUND, INC.	DWS SMALL CAP INDEX VIP	EATON VANCE VT FLOATING- RATE INCOME FUND
	(1)	(1)	(1)	(1)	(1)	(1)

INVESTMENT INCOME:
Dividends	$-	$-	$21	$1,537	$-	$30

NET INVESTMENT INCOME (LOSS)	-	-	21	1,537	-	30

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	-	-	-	-	-	-
Realized gain distributions	-	-	-	-	-	-

Net realized gain (loss) on investments	-	-	-	-	-	-

Change in net unrealized appreciation (depreciation) on investments	(342)	208	54	1,258	(232)	-

Net realized and unrealized gain (loss) on investments	(342)	208	54	1,258	(232)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(342)	$208	$74	$2,796	$(232)	$30

	(1) For the period December 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP EMERGING MARKETS PORTFOLIO		GREAT-WEST BOND INDEX FUND		GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST REAL ESTATE INDEX FUND		MFS VIT II INTERNATIONAL GROWTH PORTFOLIO		PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)
	(1)		(1)		(1)		(1)		(1)		(1)

INVESTMENT INCOME:
Dividends	$-	$	-	$	-	$	-	$	-	$	18

NET INVESTMENT INCOME (LOSS)	-		-		-		-		-		18

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	-		-		-		-		-		-
Realized gain distributions	-		-		-		-		-		-

Net realized gain (loss) on investments	-		-		-		-		-		-

Change in net unrealized appreciation (depreciation) on investments	96		40		(403)		1,034		(624)		(0)

Net realized and unrealized gain (loss) on investments	96		40		(403)		1,034		(624)		(0)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96	$	40	$	(403)	$	1,034	$	(624)	$	18

	(1) For the period December 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	PIMCO VIT HIGH YIELD PORTFOLIO		PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	(1)		(1)		(1)		(1)

INVESTMENT INCOME:
Dividends	$19	$	3	$	0	$	48

NET INVESTMENT INCOME (LOSS)	19		3		0		48

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	-		-		-		-
Realized gain distributions	-		-		-		-

Net realized gain (loss) on investments	-		-		-		-

Change in net unrealized appreciation (depreciation) on investments	51		0		87		209

Net realized and unrealized gain (loss) on investments	51		0		87		209

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69	$	3	$	88	$	257

	(1) For the period December 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS INTERNATIONAL FUND	BLACKROCK GLOBAL ALLOCATION VI FUND	BLACKROCK HIGH YIELD VI FUND	BNY MELLON STOCK INDEX FUND, INC.	DWS SMALL CAP INDEX VIP	EATON VANCE VT FLOATING-RATE INCOME FUND
	2020	2020	2020	2020	2020	2020
	(1)	(1)	(1)	(1)	(1)	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$0	$0	$21	$1,537	$0	$30
Net realized gain (loss) on investments	0	0	0	0	0	0
Change in net unrealized appreciation (depreciation) on investments	(342)	208	54	1,258	(232)	0

Increase (decrease) in net assets resulting from operations	(342)	208	74	2,796	(232)	30

CONTRACT TRANSACTIONS:
Proceeds from units sold	102,482	204,964	40,993	430,425	81,986	102,482
Net transfers	(1,430)	(2,860)	(572)	(6,006)	(1,144)	(1,430)

Increase (decrease) in net assets resulting from contract transactions	101,052	202,104	40,421	424,419	80,842	101,052

Total increase (decrease) in net assets	100,710	202,312	40,495	427,215	80,610	101,082

NET ASSETS:
Beginning of period	-	-	-	-	-	-

End of period	$100,710	$202,312	$40,495	$427,215	$80,610	$101,082

CHANGES IN UNITS OUTSTANDING:
Units issued	5,733	12,985	3,597	11,708	2,482	8,501
Units redeemed	-	0	-	-	-	-

Net increase (decrease)	5,733	12,985	3,597	11,708	2,482	8,501

	(1) For the period of December 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	FIDELITY VIP EMERGING MARKETS PORTFOLIO	GREAT-WEST BOND INDEX FUND	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST REAL ESTATE INDEX FUND	MFS VIT II INTERNATIONAL GROWTH PORTFOLIO		PIMCO VIT GLOBAL BOND OPPORTUNITIES PORTFOLIO (UNHEDGED)
	2020	2020	2020	2020	2020		2020
	(1)	(1)	(1)	(1)	(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$0	$0	$0	$0	$0	$	18
Net realized gain (loss) on investments	0	0	0	0	0		0
Change in net unrealized appreciation (depreciation) on investments	96	40	(403)	1,034	(624)		(0)

Increase (decrease) in net assets resulting from operations	96	40	(403)	1,034	(624)		18

CONTRACT TRANSACTIONS:
Proceeds from units sold	143,475	61,489	102,482	102,482	102,482		204,964
Net transfers	(2,002)	(858)	(1,430)	(1,430)	(1,430)		(2,860)

Increase (decrease) in net assets resulting from contract transactions	141,473	60,631	101,052	101,052	101,052		202,105

Total increase (decrease) in net assets	141,569	60,671	100,649	102,086	100,428		202,123

NET ASSETS:
Beginning of period	-	-	-	-	-		-

End of period	$141,569	$60,671	$100,649	$102,086	$100,428	$	202,123

CHANGES IN UNITS OUTSTANDING:
Units issued	10,046	3,683	6,923	7,545	8,047		17,197
Units redeemed	-	-	-	-	-		-

Net increase (decrease)	10,046	3,683	6,923	7,545	8,047		17,197

	(1) For the period of December 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2020

	INVESTMENT DIVISIONS

	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2020	2020	2020		2020
	(1)	(1)	(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$19	$3	$0	$	48
Net realized gain (loss) on investments	0	0	0		0
Change in net unrealized appreciation (depreciation) on investments	51	0	87		209

Increase (decrease) in net assets resulting from operations	69	3	88		257

CONTRACT TRANSACTIONS:
Proceeds from units sold	40,993	40,993	40,993		245,957
Net transfers	(572)	(572)	(572)		(3,432)

Increase (decrease) in net assets resulting from contract transactions	40,421	40,421	40,421		242,525

Total increase (decrease) in net assets	40,490	40,424	40,509		242,783

NET ASSETS:
Beginning of period	-	-	-		-

End of period	$40,490	$40,424	$40,509	$	242,783

CHANGES IN UNITS OUTSTANDING:
Units issued	1,423	2,486	1,937		10,548
Units redeemed	-	-	-		-

Net increase (decrease)	1,423	2,486	1,937		10,548

	(1) For the period of December 30, 2020 to December 31, 2020.

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

PERIOD ENDED DECEMBER 31, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. It consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel strain of coronavirus, specifically identified as ‘COVID-19’, has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” (ASC Topic 946). The following is a summary of the significant accounting policies of the Series Account summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2020, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Proceeds from Units Sold

Proceeds from units sold from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

Investment Division	Purchases	Sales
American Funds IS International Fund	$101,052	$0
Blackrock Global Allocation VI Fund	202,104	0
Blackrock High Yield VI Fund	40,421	0
Bny Mellon Stock Index Fund, Inc.	424,419	0
DWS Small Cap Index VIP	80,842	0
Eaton Vance VT Floating-Rate Income Fund	101,052	0
Fidelity VIP Emerging Markets Portfolio	141,473	0
Great-West Bond Index Fund	60,631	0
Great-West International Index Fund	101,052	0
Great-West Real Estate Index Fund	101,052	0
MSF VIT II International Growth Portfolio	101,052	0
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	202,105	0
PIMCO VIT High Yield Portfolio	40,421	0
PIMCO VIT Low Duration Portfolio	40,421	0
PIMCO VIT Real Return Portfolio	40,421	0
PIMCO VIT Total Return Portfolio	242,525	0

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions. There were no Transfers for contract benefits and terminations for the period of December 31, 2020.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions. There were no Transfers for contract benefits and terminations for the period of December 31, 2020.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions. There were no Transfers for contract benefits and terminations for the period of December 31, 2020.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions. There were no Transfers for contract benefits and terminations for the period of December 31, 2020.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions. There were no Contract maintenance charges for the period of December 31, 2020.

Deductions for Assumption of Mortality and Expense Risks

The company converts the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. These charges are recorded as Net Transfers on the Statement of Changes in Net Assets of the applicable Investment Divisions. On surrender and payment of death benefit, we will deduct the pro-rata portion of mortality and expense risk charge that has accrued.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. The Series Account presents Proceeds from units sold net of premium load charges assessed by the Company prior to investment of the proceeds into the applicable investment divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions. There were no Transfers for contract benefits and terminations for the period of December 31, 2020.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2020 including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, May 3, 2021. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. These changes are recorded as Net Transfers on the Statement of Changes in Net Assets of the applicable Investment Divisions. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31			For the period of December 30, 2020 to December 31, 2020
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value	Net Assets (000s)	Investment Income Ratio	Expense Ratio	Total Return

AMERICAN FUNDS IS INTERNATIONAL 2
2020	6	$17.57	$101	0.00%	0.00%	(1.73	) %
BLACKROCK GLOBAL ALLOCATION V.I. I
(Effective date 4/29/2016)
2020	13	$15.58	$202	0.00%	0.00%	(1.30	) %
BLACKROCK HIGH YIELD V.I. I
(Effective date 6/20/2019)
2020	4	$11.26	$40	0.05%	0.00%	(1.23	) %
BNY MELLON STOCK INDEX FUND INITIAL
2020	12	$36.49	$427	0.36%	0.00%	(0.75	) %
DWS SMALL CAP INDEX VIP A
2020	2	$32.48	$81	0.00%	0.00%	(1.67	) %
EATON VANCE VT FLOATING-RATE INCOME FUND
(Effective date 4/29/2016)
2020	9	$11.89	$101	0.03%	0.00%	(1.36	) %
FIDELITY VIP EMERGING MARKETS SVC
(Effective date 6/20/2019)
2020	10	$14.09	$142	0.00%	0.00%	(1.32	) %
GREAT-WEST BOND INDEX INV
2020	4	$16.47	$61	0.00%	0.00%	(1.33	) %
GREAT-WEST INTERNATIONAL INDEX INVESTOR
2020	7	$14.54	$101	0.00%	0.00%	(1.79	) %
GREAT-WEST REAL ESTATE INDEX INV
2020	8	$13.53	$102	0.00%	0.00%	(0.39	) %
MFS VIT II INTERNATIONAL GROWTH INITIAL
(Effective date 6/20/2019)
2020	8	$12.48	$100	0.00%	0.00%	(2.00	) %
PIMCO VIT GLOBAL BOND OPPORTUNITIES (UNHEDGED) ADMIN
(Effective date 4/28/2017)
2020	17	$11.75	$202	0.01%	0.00%	(1.39	) %
PIMCO VIT HIGH YIELD ADMIN
2020	1	$28.46	$40	0.05%	0.00%	(1.21	) %
PIMCO VIT LOW DURATION ADMIN
2020	2	$16.26	$40	0.01%	0.00%	(1.40	) %
PIMCO VIT REAL RETURN ADMIN
2020	2	$20.91	$41	0.00%	0.00%	(1.19	) %
PIMCO VIT TOTAL RETURN ADMIN
2020	11	$23.02	$243	0.01%	0.00%	(1.29	) %

PART C
OTHER INFORMATION
Item 26. Exhibits
(a)
Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to Registrant’s Initial Registration on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(b)	Custodian Agreements. None.
(c)	Underwriting Contracts.
(1)
Copy of underwriting contract between First Great-West Life & Annuity Insurance Company (“First Great-
West”) (now known as Great-West Life & Annuity Insurance Company of New York (“Great-West of
New York”)) and GWFS Equities, Inc. is incorporated by reference to Registrant’s Initial Registration
Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(2) Distribution Agreement between Great-West Life & Annuity Insurance Company of New York (“Great- West of New York”) and Investment Distributors, Inc. (“IDI”) dated October 5, 2020 is filed herewith.
(d)	Policies.
(1)
Specimen Policy (Form J355rev4-ny) is incorporated by reference to Registrant’s Post- Effective
Amendment No. 21 to Registration Statement on Form N-6 as filed on April 17, 2020 (File No. 333-
144503).

(2) Specimen Change of Insured Rider is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).
(3)
Specimen Term Life Insurance Rider (Form J355NYrider-CSO) is incorporated by reference to Registrant’s
Post-Effective Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008
(File No. 333-144503).

(4)
Fixed Account Endorsement (Form J379NY) is incorporated by reference to Registrant’s Post- Effective
Amendment No. 2 to Registration Statement on Form N-6 as filed on December 19, 2008 (File No. 333-
144503).

(5)
Specimen Policy Endorsement (Form NY-J801) is incorporated by reference to Registrant’s Post- Effective
Amendment No. 10 to Registration Statement on Form N-6 as filed on September 27, 2012 (File No. 333-
144503).

(6)
Name Change Endorsement (Form J495ny) is incorporated by reference to Registrant’s Post- Effective
Amendment No. 10 to Registration Statement on Form N-6 as filed on September 27, 2012 (File No. 333-
144503).

(7)
Specimen Policy (Form J355rev3-ny) is incorporated by reference to Registrant’s Post-Effective
Amendment No. 12 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-
144503).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).
(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1) Depositor’s Charter. The Charter of Depositor is incorporated by reference to Registrant’s Post-Effective Amendment No. 14 on Form N-6 as filed on April 29, 2015 (File Nos. 333-144503 and 811-22091).
(2)
Bylaws of Depositor. The Bylaws of Depositor are incorporated by reference to Registrant’s Post- Effective
Amendment No. 14 on Form N-6 as filed on April 29, 2015 (File Nos. 333-144503 and 811- 22091).

(g)	Reinsurance Contracts.

(1)
Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada
Life Assurance Company, Amendment 1 to the Automatic YRT Reinsurance Agreement Effective
October 1, 2008 dated August 1, 2010 and Amendment 2 to the Automatic YRT Reinsurance Agreement
Effective October 1, 2008 dated August 1, 2010 are incorporated by reference to Post-Effective Amendment
No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on
Form N-6 on April 25, 2011 (File No. 333-146241).

(2)
Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between
Great-West and RGA Reinsurance Company effective May 1, 2010 is incorporated by reference to Post-
Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-
West of New York on Form N-6 on April 25, 2011 (File No. 333-146241).

(3)
Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life
U.S. Re Insurance Company effective May 1, 2010 is incorporated by reference to Post-Effective
Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of
New York on Form N-6 on April 25, 2011 (File No. 333-146241).

(4)
Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life
Reassurance Company of America effective May 1, 2010 is incorporated by reference to Post-Effective
Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of
New York on Form N-6 on April 25, 2011 (File No. 333-146241).

(5)
Reinsurance Agreement between Great-West and Protective Life Insurance Company effective June 3, 2019 is incorporated by reference to Registrant’s Post Effective Amendment No. 20 to Form N-6 filed on
December 26, 2019. (File No. 333-144503).

(h)	Participation Agreements.
(1)
Participation Agreement among Great-West of New York, AIM Variable Insurance Funds, Inc., and AIM
Distributors, Inc., dated April 30, 2004, is incorporated by reference to Registrant’s Post-Effective
Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333-144503).

(2)
Amendment to Participation Agreement among First Great-West (now known as Great- West of New York),
AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated November 15, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No.
333-144503).

(3)
Amendment to Participation Agreement among First Great-West (now known as Great- West of New York),
AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated February 20, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(4)
Amendment to Participation Agreement among First Great-West (now known as Great- West of New York),
AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated March 31, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(5)
Amendment to Participation Agreement among First Great-West (now known as Great- West of New York),
AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc. dated April 30, 2010 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(6)
Fund Participation Agreement among Great-West Life & Annuity Insurance Company (“Great- West”),
American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No.
5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(7)
Amendment to Fund Participation Agreement among Great-West, American Century Investment
Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Post-
Effective Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great- West
on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(8)
Amendment to Fund Participation Agreement among Great-West, American Century Investment
Management, Inc. and Fund Distributors, dated May 1, 2002, incorporated by reference to Post-Effective
Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form
N-6 filed on April 28, 2006 (File No. 333-70963).

(9)
Amendment to Fund Participation Agreement among Great-West, American Century Investment
Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Post-
Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West
on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(10)
Amendment to Fund Participation Agreement among Great-West, American Century Investment
Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6
filed on September 21, 2007. (File No.333-146241).

(11)
Amendment to Fund Participation Agreement among Great-West, American Century Investment
Management, Inc., and American Century Investment Services, Inc., dated November 18, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(12)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American
Century Investment Management, Inc., and American Century Investment Services, Inc., dated
September 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form
N-6 filed on April 25, 2019 (File No. 333-144503).

(13)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American
Century Investment Management, Inc., and American Century Investment Services, Inc., dated May 1,
2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on
April 25, 2019 (File No. 333-144503).

(14)
Fund Participation Agreement between Great-West, First Great-West (now known as Great-West of
New York), American Funds Insurance Series and Capital Research and Management Company, dated
January 28, 2008 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-
Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(15)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), American Funds Insurance Series and Capital Research and Management Company
dated September 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(16)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American
Funds Insurance Series and Capital Research and Management Company dated August 28, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(17)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York, American
Funds Insurance Series and Capital Research and Management Company dated April 3, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(18)
Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected
Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Post-
Effective Amendment No. 12 to the Registration Statement of COLI VUL-2 Series Account of Great-West
on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(19)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis
Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement of
COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File
No. 333-146241).

(20)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis
Distributors, LLC, dated October 29, 2008 is incorporated by reference to Registrant’s Post- Effective
Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(21)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis
Distributors, LLC, dated August 16, 2013 is incorporated by reference to Registrant’s Post- Effective
Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(22)
Participation Agreement among First Great-West (now known as Great-West of New York), Delaware VIP
Trust, Delaware Management Company, and Delaware Distributors, L.P., dated June 2, 2003 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File
No. 333-144503).

(23)
Amendment to Participation Agreement among First Great-West (now known as Great-West of New York),
Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated October 1,
2005 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on
April 25, 2019 (File No. 333-144503).

(24)
Amendment to Participation Agreement among First Great-West (now known as Great-West of New York),
Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated January 11,
2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on
April 25, 2019 (File No. 333-144503).

(25)
Amendment to Participation Agreement among First Great-West (now known as Great-West of New York),
Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated
November 14, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on
Form N-6 filed on April 25, 2019 (File No. 333-144503).

(26)
Amendment to Participation Agreement among Great-West of New York, Delaware VIP Trust, Delaware
Management Company, and Delaware Distributors, L.P., dated May 7, 2014 is incorporated by reference to
Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(27)
Amendment to Participation Agreement among Great-West of New York, Delaware VIP Trust, Delaware
Management Company, and Delaware Distributors, L.P., dated August 1, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(28)
Amendment to Participation Agreement among Great-West of New York, Delaware VIP Trust, Delaware
Management Company, and Delaware Distributors, L.P., dated May 1, 2016 is incorporated by reference to
Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(29)
Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as
Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Post-
Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series Account of Great- West
on Form S-6 filed on April 24, 2002 (File No. 333-70963).

(30)
Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc.
(formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of COLI VUL-2 Series
Account of Great-West to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(31)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc.,
Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), and Dreyfus
Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Post-Effective
Amendment No. 13 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form
N-6 filed on April 28, 2006 (File No. 333-70963).

(32)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc.
(formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated
December 1, 2004, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration
Statement of COLI VUL-2 Series Account of Great-West on Form N-6 filed on April 28, 2006 (File No.
333-70963).

(33)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc.
(formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated
July 31, 2007 is incorporated by reference to the Initial Registration Statement of to the COLI VUL-4
Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-
146241).

(34)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc.,
Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated January 9, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(35)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc.,
Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(36)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc.,
Dreyfus Stock Index Fund, Inc. and Dreyfus Variable Investment Fund, dated November 1, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(37)
Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable
Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT Funds
(formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc., Deutsche
Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to
Registrant’s Post-Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(38)
Amendment to Fund Participation Agreement among Great West, DWS Variable Series I (formerly Scudder
Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investment VIT
Funds (formerly Scudder Investment VIT Funds), Deutsche Investment Management Americas, Inc.,
Deutsche Asset Management, Inc. and DWS Scudder Distributors, Inc. (formerly Scudder Distributors,
Inc.) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4
Series Account of Great-West of New York on Form N-6 filed on September 21, 2007. (File No. 333-
146241).

(39)
Amendment to Fund Participation Agreement among Great West, First Great-West (now known as Great-
West of New York), DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II
(formerly Scudder Variable Series II), DWS Investment VIT Funds (formerly Scudder Investment VIT
Funds); Deutsche Investment Management Americas, Inc., and DWS Scudder Distributors, Inc. (formerly
Scudder Distributors, Inc.) dated July 1, 2007 is incorporated by reference to the Initial Registration
Statement of COLI VUL-4 of Great-West of New York on Form N-6 filed on September 21, 2007. (File No.
333-146241).

(40)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds,
Deutsche Investment Management Americas Inc. and DWS Investments Distributors, Inc. (formerly DWS
Scudder Distributors, Inc.) dated November 20, 2008 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(41)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York), DWS Variable
Series I, DWS Variable Series II, DWS Investments VIT Funds, Deutsche Investment Management
Americas Inc. and DWS Investments Distributors, Inc. dated August 10, 2013 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(42)
Fund Participation Agreement among Great-West, Great-West of New York, Eaton Vance Variable Trust
and Eaton Vance Distributors, Inc. dated April 28, 2016 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(43)
Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of
New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to the Post-Effective Amendment No. 25 to Registration Statement of COLI VUL-2 Series
Account of Great-West on Form N-6 as filed on April 27, 2012 (File No. 333-70963).

(44)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated
March 3, 2012 is incorporated by reference to the Post- Effective Amendment No. 25 to Registration
Statement of COLI VUL-2 Series Account of Great-West on Form N-6 as filed on April 27, 2012 (File Nos.
333-70963 and 811-09201).

(45)
Fund Participation Agreement among First Great-West (now known as Great-West of New York), Fidelity
Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II,
Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance
Products Fund V, dated September 11, 2007 is incorporated by reference to the Initial Registration
Statement of COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21,
2007 (File No. 333-146241).

(46)
Amendment to Fund Participation Agreement among First Great-West (now known as Great-West of
New York), Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance
Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and
Variable Insurance Products Fund V, dated November 20, 2008 is incorporated by reference to Registrant’s
Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(47)
Amendment to Fund Participation Agreement among Great-West of New York, Fidelity Distributors
Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance
Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V, dated
April 28, 2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6
filed on April 25, 2019 (File No. 333-144503).

(48)
Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance
Trust, and Goldman, Sachs & Co. dated April 19, 2013 is incorporated by reference to Post-Effective
Amendment No. 27 to the Registration Statement of COLI VUL-2 Series Account of Great-West on Form
N-6 filed on April 26, 2013 (File No. 333-70963).

(49)
Amendment to Participation Agreement among Great-West, Great-West of New York, Goldman Sachs
Variable Insurance Trust, and Goldman, Sachs & Co. dated July 22, 2013 is incorporated by reference to
Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(50)
Agreement among Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated
November 1, 1999 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form
N-6 filed on April 25, 2019 (File No. 333-144503).

(51)
Amendment to Agreement between Great-West, Maxim Series Fund (now known as Great- West Funds,
Inc.) and First Great-West (now known as Great- West of New York), dated October 31, 2007 is incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement of COLI VUL-
4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(52)
Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated March 23, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File
No. 333-144503).

(53)
Amendment to Agreement among Great-West, First Great-West (now known as Great-West of New York), and Great-West Funds, Inc. dated August 2, 2013 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(54)
Fund Participation Agreement among Great-West, Great-West of New York, Maxim Series Fund, Inc. (now
known as Great-West Funds, Inc.), GW Capital Management LLC, and GWFS Equities, Inc. dated
December 15, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form
N-6 filed on April 25, 2019 (File No. 333-144503).

(55)
Participation Agreement among First-Great-West (now known as Great-West of New York), Janus Aspen
Series and Janus Distributors, LLC dated December 18, 2007 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 1 to Form N-6 filed on April 25, 2008. (File No. 333- 144503).

(56)
Letter Agreement Supplement to Fund Participation Agreement among First-Great-West (now known as
Great-West of New York), Janus Aspen Series and Janus Distributors, LLC dated December 18, 2007 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(57)
Fund Participation Agreement among Great-West, Great-West of New York, Janus Aspen Series and Janus
Distributors, LLC dated December 1, 2015 is incorporated by reference to Registrant’s Post- Effective
Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(58)
Participation Agreement among Great-West, First Great-West (now known as Great-West of New York),
JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment
Management Inc., dated April 24, 2009 is incorporated by reference to Registrant’s Post- Effective
Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(59)
Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of
New York), JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment
Management Inc. and JPMorgan Funds Management, Inc., dated April 13, 2015 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(60)
Participation Agreement among Great-West, First Great-West (now known as Great-West of New York),
Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC dated September 8, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(61)
Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series
Fund, Inc. and Lord Abbett Distributor LLC dated August 21, 2013 is incorporated by reference to
Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(62)
Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series
Fund, Inc. and Lord Abbett Distributor LLC dated April 1, 2014 is incorporated by reference to Registrant’s
Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(63)
Amendment to Participation Agreement among Great-West, Great-West of New York, Lord Abbett Series
Fund, Inc. and Lord Abbett Distributor LLC dated April 17, 2015 is incorporated by reference to
Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-
144503).

(64)
Participation Agreement among Great-West, First Great-West (now known as Great-West of New York),
MFS Variable Insurance Trust I (now known as MFS Variable Insurance Trust), MFS Variable Insurance
Trust II, and MFS Fund Distributors, Inc., dated April 1, 2011, is incorporated by reference to Post-
Effective Amendment No. 16 to the Registration Statement of COLI VUL-2 Series Account of Great-West
Life & Annuity Insurance Company of New York on Form N-6 filed on April 21, 2017 (File No. 333-
144503).

(65)
Amendment to Participation Agreement among Great-West, Great-West of New York, MFS
Variable Insurance Trust, MFS Variable Insurance Trust II, and MFS Fund Distributors, Inc., dated April
2017 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on
April 25, 2019 (File No. 333-144503).

(66)
Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust,
Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to the Registration Statement of
COLI VUL-2 Series Account of Great-West Form S-6 filed on April 24, 2002 (File No. 333-70963).

(67)
Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers
Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated
October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration
Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on
December 4, 2007 (File No. 333-146241).

(68)
Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment
Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement of COLI VUL-2 Series
Account of Great-West on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(69)
Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of
New York), PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC and Allianz
Global Investors Distributors, LLC dated August 31, 2007 is incorporated by reference to Pre-Effective
Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on
Form N-6 filed on November 1, 2007 (File No. 333-145333).

(70)
Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of
New York), PIMCO Variable Insurance Trust, Pacific Investment Management Company, LLC and Allianz
Global Investors Distributors, LLC dated November 5, 2008 is incorporated by reference to Registrant’s
Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(71)
Participation Agreement among Great-West, Great-West of New York, Pioneer Variable Contracts Trust,
Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated 2016 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(72)
Fund Participation among Great-West, First Great-West (now known as Great-West of New York), Putnam
Variable Insurance Trust and Putnam Retail Management Limited Partnership, dated April 30, 2008, is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post-Effective Amendment No.
17 to the Registration Statement on Form N-6 filed on September 30, 2008. (File No. 333-70963).

(73)
Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of
New York), Putnam Variable Trust and Putnam Management Limited Partnership, dated July 22, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(74)
Fund Participation Agreement among Great-West, T. Rowe Price Equity Series, Inc., T. Rowe Price
Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services,
Inc. dated February 1, 2002 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(75)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe
Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 10, 2008 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(76)
Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-
West of New York), T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe
Price International Series, Inc. and T. Rowe Price Investment Services, Inc. dated November 30, 2011 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25,
2019 (File No. 333-144503).

(77)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price
Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T.
Rowe Price Investment Services, Inc. dated August 29, 2013 is incorporated by reference to Registrant’s
Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(78)
Amendment to Fund Participation Agreement among Great-West, Great-West of New York, T. Rowe Price
Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc. and T.
Rowe Price Investment Services, Inc. dated March 17, 2014 is incorporated by reference to Registrant’s
Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(79)
Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van
Eck Associates Corporation, Great-West and First Great-West (now known as Great-West of New York)
dated October 11, 2007 is incorporated by reference to COLI VUL-2 Series Account of Great-West’s Post
Effective Amendment No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(80)
Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of
New York), Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates
Corporation dated October 1, 2009 is incorporated by reference to Registrant’s Post- Effective Amendment
No. 19 on Form N-6 filed on April 25, 2019 (File No. 333-144503).

(81)
Amendment to Participation Agreement among Great-West, Great-West of New York, Van Eck
Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation dated
August 28, 2014 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form
N-6 filed on April 25, 2019 (File No. 333-144503).

(82)
Participation Agreement among Great-West, Vanguard Variable Insurance Fund, The Vanguard Group, Inc.
and Vanguard Marketing Corporation dated August 31, 2001; and Amendment to Participation Agreement
among Great-West, Great-West of New York, Vanguard Variable Insurance Fund, The Vanguard Group, Inc.
and Vanguard Marketing Corporation dated April 2021 are filed herewith.

(83)
Participation Agreement among Great-West, Great-West of New York, Victory Variable Insurance Funds,
Victory Capital Management Inc. and Victory Capital Advisers, Inc. dated May 1, 2018 is incorporated by reference to Registrant’s Post- Effective Amendment No. 19 on Form N-6 filed on April 25, 2019 (File No.
333-144503).

(i)	Administrative Contracts. None.
(j)
Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File No. 333-144503).

(k)
Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Initial Registration Statement on Form N-6 filed on July 12, 2007. (File
No. 333-144503).

(l)
Actuarial Opinion. Opinion of an actuarial officer of First Great-West (now known as Great-West of New York)
with respect to the illustrations is incorporated by reference to Registrant’s Initial Statement on Form N-6 filed on July 12, 2007 (File No. 333-144503).

(m)	Calculation: Not Applicable
(n)	Consents.
	1)	Legal Consent of Carlton Fields, P.A. is filed herewith.
	2)	Written consent of Deloitte & Touche LLP is filed herewith.
(o)	Omitted Financial Statements: None
(p)	Initial Capital Agreements. None
(q)	Redeemability Exemption. None.
(r)	Powers of Attorney for Directors Alazraki, Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Ryan, Jr., Selitto and Walsh are filed herewith.
Item 27. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(3)	Chairman of the Board
M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director
J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director
A.R. Desmarais	(3)	Director
P.G. Desmarais, Jr.	(3)	Director
S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(1)	President and Chief Executive Officer
E.F. Murphy, III		President, Empower Retirement
J.F. Bevacqua	(1)	Chief Risk Officer

Name	Principal Business Address	Positions and Offices with Depositor
K.I. Schindler	(2)	Chief Compliance Officer
R.G. Schultz	(2)	General Counsel, Chief Legal Officer, and Secretary
J.E. Brown	(1)	Senior Vice President and Chief Investment Officer
J.D. Kreider	(1)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(1)	Senior Vice President, Empower Large/Mega/Not-for-Profit
D.A. Morrison	(1)	Senior Vice President, Government Markets
J.M. Smolen	(1)	Senior Vice President, Empower Core Market
C.E. Waddell	(1)	Senior Vice President, Retirement Solutions
T. Wilson		Senior Vice President and Chief Product Development Officer
M.B. Harger	(1)	Vice President, Client Services
T.G. Homenuik	(1)	Vice President and Corporate Actuary
K.S. Roe	(1)	Treasurer and Principal Accounting Officer
R.L. Logsdon	(2)	Secretary, Audit Committee
D.C. Larsen	(2)	Senior Counsel and Assistant Secretary
(1)  8515 East Orchard Road, Greenwood Village, Colorado 80111.
(2) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(3) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2020
The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2020
I.
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
50.84% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family
Residuary Trust are as follows. There are issued and outstanding as of December 31, 2020 622,388,232 Subordinate Voting
Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,70,996,892.

Pansolo
Holding Inc.
owns directly
and indirectly
48,363,392
SVS and
54,697,962
PPS, entitling
Pansolo
Holding Inc. to
an aggregate
percentage of
voting rights of
595,343,012 or
50.88% of the
total voting
rights attached
to the shares of
PCC.

II.
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.848% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great-West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1% - Great-West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL & A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC
100.0% - Empower Retirement Plan Co., LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Holdings, LLC
100.0% - Personal Capital Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Technology Corporation

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.848% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC.
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - 37 Capital General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Great-West Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.848% - Great West Lifeco Inc.
100.0% - Great-West Lifeco Inc.
100.0% Great-West Lifeco Finance 2019, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great- West Lifeco Finance 2018, LLC
100.0% - Great- West Lifeco Finance 2018 II, LLC
100.0% - Great-West Lifeco US Finance 2019, LP
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)
100.0% - GW Lifeco Finance 2020, LLC
1.0% - Great-West Lifeco US Finance 2020, LP
99.0% - Great-West Lifeco US Finance 2020, LP
100.0% - GW Lifeco Finance 2020 5 Year, LLC
100.0% - Empower Finance 2020, LLC
100.0% - Empower Finance 2020 Holdco, LLC
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
100.0% - Empower Finance 2020, LP
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc. 100.0% -2142540 Ontario Inc.

100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
100% - Northleaf Capital Group Ltd
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - NCP NWP US GP Ltd.
40% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.

100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd
100% - Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)

41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EverWest Advisors, LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager LLC
100.0% - EverWest Funds Advisors LLC
100.0% - GWL U.S. Property Fund GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
100.0% - GWLRA US Trust Company, LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
100.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)
100.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
100.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.09% - 7420928 Manitoba Limited Partnership (88.15% owned The Canada Life Assurance Company and11.74% owned by The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 Mc Rae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - London Life Financial Corporation
100.0% - 11658735 Canada Inc.
100.0% - London Reinsurance Group, Inc.
100.0% - London Life and Cascualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.
100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Financial Group Inc.
100.0% - TORCE Investment Management Inc.
100.0% - VANCE Financial Group Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
28% - JDC Group AG
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited

100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILGAPT Limited
90.0% APT Workplace Pension Ltd.
100.0% APT Wealth Management Ltd.
100.0% APTFS Nominees Ltd.
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
100.0% EIS Financial Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Irish Life Associate Holdings Unlimited Company

100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - Acumen & Trust Pension Trustees dac
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
18.2143% - Tour Esplanade (Paris) LP
52.8% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.

0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 2505 Bruckner GP Inc.
0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)
100.0% - The Canada Life Insurance Company of Canada
11.74%- 7420928 Manitoba Limited Partnership (88.15% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.12% interest)
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests

100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
62.076% - IGM Financial Inc. (direct and indirect 65.936%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
80.0% - 11249185 Canda Inc.
100.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.

100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid- Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - NCP NWP US GP Ltd.
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013- 2014 Holdings Ltd.

100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.

100% - Northleaf 2017- 2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC- L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.

100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - Greenchip Financial Corp.
100.0% - GLC Asset Management Group Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
75.95% - WealthSimple Financial Corp. (74.89% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pariontco Switzerland SA
100.0% - Pargesa Netherlands B.V.
43.2% (Groupe Bruxelles Lambert (28.2% in capital)
1.3% - Groupe Bruxelles Lambert (1.6% in capital)
0.4% - LTI One SA
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
90.2% - FINPAR III SA

0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.1% - Groupe Bruxelles Lambert
0.1% - Imerys
94.9% - FINPAR V SA
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
95.0% - PINPAR VI SA
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
67.6% - Imerys (53.9% in capital)
100.0% - Brussels Securities SA
99.6% - LTI One SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINSAR SA
98.8% - Sagerpar SA
3.0% - Groupe Bruxelles Lambert (3.1% in capital)
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l
100.0% - GBL Energy S.á.r.l
100.0% - Serena S.á.r.l.
100.0% - Eliott Capital S.á.r.l
100.0% - Sienna Capital S.á.r.l
100.0% - Sienna Capital London Ltd.
100.0% - Sienna Capital Opportunity GP S.a.r.l
50.0% - Avanti Acquisition GP S.a.r.l
100.0% Sienna Capital Invest SCSp
100.0% - Sienna Capital Opportunity Carry SCSp
100.0% - Sienna Capital Opportunity Fund SCSp
100.0% - SC Opportunity Master S.a.r.l

100.0% - Sienna Capital Participations S.á.r.l
89.9%% - Ergon Capital Partners III SA
100.0% - Sienna Capital Co-Invest Master S.a.r.l
50.0% - Avanti Acquisition SCSp
100.0% - GBL Finance S.á.r.l.
100.0% - Miles Capital S.á.r.l.
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
100.0% - GfG Capital S.á.r.l
100.0% - Blitz 20-673 GmbH
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA
5.0% - FINPAR VI SA
100.0% - Sapiens S.á.r.l
61.0% - Marnix Lux SA
100.0% - Marnix French ParentCo SAS
100.0% - Marnix French TopCo SAS
100.0% - Marnix SAS
100.0% - Courcelles Lux SCA
100.0% - Wowholdco SAS
100.0% - Wowmidco SAS
100.0% - Wowbidco SAS
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Sustainable Capital Investments Inc.

100.0% - Power Sustainable Manager Inc.
100.0% - PSEIP Carry Holding LP
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP Carry Canada Inc
100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.
8.92% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
75.0% - Paintearth Wind Project LP
100.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Solarize Holdings Corp.
100.0% - Potentia Solar Holdings Corp.
100.0%- Banjo Solar Holdings Corp.
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Golden South Wind LP
100.0% - Potentia Renewables 15 LP (Affinity and RT Solar)
100.0% - Potentia Renewables 16 LP (Solar Gardens)
50.0% - Pokeshaw Windfarm LP
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Bulldog Solar One LLC
100.0% - Burns Solar One LLC
100.0% - MVR Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC

100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - NSE Stag Industrial MA 1, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - ISM Solar Cranston
100.0% - P52ES Raphael Rd Community Solar, LLC (White Marsh)
100.0% - P52ES 1755 Henryton Road Phase I, LLC
100.0% - P52ES 1755 Henryton Road Phase 2, LLC
100.0% - P52ES 12855 Frederick Road Phase 1, LLC (Triple Creek)
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Slar Term Holdco, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - 2241091 Ontario Inc. GP
100.0% - Prowind Renewable Inc
- 100.0% - Bright Oak Solar
100.0% - River Valley Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - Virgo KAM MM Holdco, LLC
1.0% - Virgo KAM Holdco, LLC
100.0% - Lindstrom Solar LLC
100.0% - Winstead Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - VH Holdco I, LLC
1.0% – VH WB Holdco, LLC
100.0% - VH West Brookfield LLC
100% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Virgo Goat Island MM Holdco, LLC
1.0% - Virgo Goat Island Holdco, LLC
100.0% -Nautilus Goat Island Solar, LLC
100.0% – NS Belle Mead, LLC

60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.93% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
44.15% - The Lion Electric Company
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
21.4% - GP Strategies Corp.
4.23% - Jaguar Health Inc.

96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 11249177 Canada Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
50.0% - 1004096 Canada Inc. (“workopolis”)
H.
Other PFC Companies
Power Financial Corporation

100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
75.95.% - Wealthsimple Financial Corp. (74.89% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple Investments US, Ltd.
50.10% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd
100.0% - SimpleTax Software Inc.

100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Springboard II LP
II.
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.889% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC, LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada

100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, L.L.C.
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - 37 Capital General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Great-West Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
66.774% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco U.S. LLC
100.0% Great-West Lifeco Finance 2019, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC

100.0% - Great-West Lifeco US Finance 2019, LP
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Finance 2019, LLC)
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc. 100.0% -2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
1.0% - Great-West Life & Annuity Insurance Capital, LP (99.0% owned by Great-West Lifeco Inc.)
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Great-West Life Assurance Company)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco Inc.)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by 2619747 Ontario Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - 9855297 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
29.4% - GWL THL Private Equity I Inc. (11.8% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (22% owned by The Canada Life Assurance Company, 55% owned by The Great-West Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
20.0% - CDN US Direct RE Holdings Ltd. (45% London life Insurance Company, 23% The Canada Life Insurance Company of Canada, 12% The Canada Life Assurance Company)
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC

100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - EverWest Property Management, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EverWest Advisors, LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager LLC
100.0% - EverWest Funds Advisors LLC
100.0% - GWL U.S. Property Fund GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWLRA US Trust Company, LLC
100.0% - GWL RES GP LLC
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company, 30.0% owned by London Life Insurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100% - S-8025 Holdings Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - GLC Asset Management Group Ltd.
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
70.0% - Kings Cross Shopping Centre Ltd. (30% owned by London Life Insurance Company)
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - 2020917 Alberta Ltd.
55.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc., 22% owned by The Canada Life Assurance Company)
26.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 16% owned by The Canada Life Insurance Company of Canada and 5% owned by The Canada Life Assurance Company)
20.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 30% owned by The Canada Life Insurance Company of Canada and 10% owned by The Canada Life Assurance Company)
65.0% - The Walmer Road Limited Partnership (35.0% owned by London Life Insurance Company)
50.0% - Laurier House Apartments Limited (50.0% owned by London Life Insurance Company)

50.0% - Marine Promenade Properties Inc. (50.0% owned by London Life Insurance Company)
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
75.0% - High Park Bayview Limited Partnership (25.0% owned by London Life Insurance Company)
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
70.0% - TGS North American Real Estate Investment Trust (30% owned by London Life Insurance Company)
100.0% - TGS Trust
70.0% - RMA Realty Holdings Corporation Ltd. (30.0% owned by London Life Insurance Company)
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
69.9% - RMA Real Estate LP (30.0% owned by London Life Insurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc. (30.0% owned by London Life Insurance Company)
70.0% - 0726861 B.C. Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Trop Beau Developments Limited (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Properties Ltd. (30.0% owned by London Life Insurance Company)
70.0% - Kelowna Central Park Phase II Properties Ltd. (30.0% owned by London Life Insurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
70.0% - Saskatoon West Shopping Centres Limited (30.0% owned by London Life Insurance Company)
12.5% - 2331777 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2344701 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 2356720 Ontario Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 0977221 B.C. Ltd. (75.0% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
12.5% - 555 Robson Holding Ltd. ((75% owned by London Life Insurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.

0.04% - 7420928 Manitoba Limited Partnership (24.99% owned each by The Great-West Life Assurance Company, London Life Insurance Company, The Canada
Life Assurance Company and The Canada Life Insurance Company of Canada)

100.0% - 7419539 Manitoba Ltd.
100.0% - London Insurance Group Inc.
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - 0726861 B.C. Ltd. (70% owned by The Great-West Life Assurance Company)
30.0% - TGS North American Real Estate Investment Trust (70% owned by The Great-West Life Assurance Company)
100.0% - TGS Trust
30.0% - RMA Realty Holdings Corporation Ltd. (70% owned by The Great-West Life Assurance Company)
100.0% 1995709 Alberta Ltd.

100.0% - RMA (U.S.) Realty LLC (Delaware) (special shares held by 1995709 Alberta Ltd.)
100.0% - RMA American Realty Corp.
1.0% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
30.0% - RMA Real Estate LP (69.9% owned by The Great-West Life Assurance Company; 0.1% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest each held by The Great-West Life Assurance Company, The Canada Life
Assurance Company and The Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)

50.0% - Laurier House Apartments Limited (50.0% owned by The Great-West Life Assurance Company)
50.0% - Marine Promenade Properties Inc. (50.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Kelowna Central Park Phase II Properties Ltd. (70.0% owned by The Great-West Life Assurance Company)
30.0% - Trop Beau Developments Limited (70.0% owned by The Great-West Life Assurance Company)
53.0% - 2148902 Alberta Ltd. (26% owned by the Great-West Life & Annuity Insurance Company, 16% owned by the Canada Life Insurance Company of Canada and 5% owned by the Canada Life Assurance Company)
40.0% - 2157113 Alberta Ltd. (20% owned by the Great-West Life & Annuity Insurance Company, 30% owned by the Canada Life Insurance Company of Canada and 10% owned by the Canada Life Assurance Company)
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership (65.0% owned by The Great-West Life Assurance Company)
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership (75.0% owned by The Great-West Life Assurance Company)
30.0% - KS Village (Millstream) Inc. (70.0% owned by The Great-West Life Assurance Company)
100.0% - London Life Financial Corporation
100.0% - 11658735 Canada Inc.
100.0%% - London Reinsurance Group, Inc.
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
26.43% - London Reinsurance Group Inc. (73.57% owned by London Life Financial Corporation)
30.0% - Saskatoon West Shopping Centres Limited (70.0% owned by The Great-West Life Assurance Company)
75.0% - 2331777 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 2344701 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)

75.0% - 2356720 Ontario Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
75.0% - 0977221 B.C. Ltd. (12.5% owned by The Great-West Life Assurance Company, 12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - 9099-1696 Quebec Inc.
100.0% - Continuum Financial Centres Inc.
100.0% - Excel Private Wealth Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Financial Group Inc.
100.0% - TORCE Investment Management Inc.
100.0% - VANCE Financial Group Inc.
100.0% - VANCE Investment Inc.
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance
Company and the Canada Life Insurance Company of Canada; 7419521 Manitoba Ltd. holds 0.04% interest)

5.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 16% by The Canada Life Insurance Company of Canada)
10.0% - 2157113 Alberta Ltd. (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 30% by The Canada Life Insurance Company of Canada)
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - Canada Life Reinsurance Ltd.
100.0% - The Canada Life Group (U.K.) Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
28% - JDC Group AG
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie. Fundmatrix AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG

100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
7.0% - Irish Association of Investment Managers CLG
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - MGM Advantage Life Limited
100.0% - MGM Advantage Life Trustee Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Irish Operations Limited

100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILGAPT Limited
100.0% - ILGWM Limited
100.0% - Irish Life Health dac
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
100.0% - Glohealth Financial Services Limited
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
25.0% EIS Financial Services Limited (75.0% interest unknown)
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - Invesco Trustee DAC
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
51.0% - SJRQ Riverside IV Management Company Ltd.
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
20.0% - Choralli Limited
5.5% - Padamul Ltd.
18.2143% - Tour Esplanade (Paris) LP
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
22.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc., 55% owned by The Great-West Life Assurance Company)

100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 431 La Cienega GP Inc.
0.001% - CL 431 La Cienega LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 431 La Cienega LP (0.001% owned by CL 431 La Cienega GP Inc.)
100.0% - The Canada Life Insurance Company of Canada

24.99%- 7420928 Manitoba Limited Partnership (24.99% limited partner interest held by The Great-West Life Assurance Company, London Life Insurance
Company and The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.04% interest)

100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by The Great-West Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (75% owned by London Life Insurance Company, 12.5% owned by The Great-West Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (11.8% The Canada Life Assurance Company, 29.4% The Great-West Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (53% owned by London Life Insurance Company, 26% by The Great-West Life Assurance Company and 5% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (40% owned by London Life Insurance Company, 20% by The Great-West Life Assurance Company and 10% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Great-West Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.

99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
62.080% - IGM Financial Inc. (direct and indirect 65.948%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
100.0% - MGELS Fund Management (Cayman) Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.

100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
85.29% - WealthSimple Financial Corp.
29.33% - Springboard II LP
25.44% - Personal Capital Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Technology Corporation
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - 171263 Canada Inc.
64.057% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
51.7% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
12.0% - Pernod Ricard (7.5% in capital)
17.9% - Umicore
19.8% - Ontex
0.4% - LTI One SA
96.5% - FINPAR II SA
0.1% - Groupe Bruxelles Lambert
0.1% - Ontex
90.2% - FINPAR III SA
0.1% - Groupe Bruxelles Lambert
0.1% - GEA
94.4% - FINPAR IV SA
0.1% - Groupe Bruxelles Lambert
0.1% - Imerys
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
Capital
67.6% - Imerys (53.9% in capital)

100.0% - Brussels Securities SA
Capital
99.6% - LTI One SA
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
100.0% - FINPAR SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.5% - Groupe Bruxelles Lambert
10.0% - GBL Participations SA
10.0% - Brussels Advisors SA
100.0% - GBL O
90.0% - GBL Participations SA
90.0% - Brussels Advisors SA
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R S.á.r.l.
100.0% - GBL Energy S.á.r.l.
Capital
1.1% - Total (0.6% in capital)
100.0% - Serena S.á.r.l.
Capital
16.7% - SGS
100.0% - Eliott Capital S.á.r.l.
Capital
7.6% - LafargeHolcim
100.0% - Sienna Capital S.á.r.l
Capital
100.00% - Sienna Capital London Ltd.
100.0% Sienna Capital Invest SCSp
Capital
0.3% - Sagard II A FPCI
75.0% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
29.6% - Kartesia Credit Opportunities III SCA, SICAV-SIF
17.2% - Kartesia Credit Opportunities IV SCS
22.2% - Kartesia Management SA
78.3% - PrimeStone Capital Fund ICAV

1.7% - PrimeStone Capital Special Limited Partner SCSp
9.8% - BDT Capital Partners Fund II (INT),L.P.
7.2% - Fund II – A Spirits, LP
16.4% - Matador Coininvestment SCSP
3.1% - Carlyle International Energy Partners II – EU SCSp
100.0% - Sienna Capital Participations S.á.r.l
Capital
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
42.4% - Ergon Capital Partners II SA
89.9% - Ergon Capital Parnters III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon ospeo Long Term Value Fund SCSp
15.1% - Mérieux Participations SAS
34.3% - Mérieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
6.87% - StreetTeam Software Limited (DBA as Pollen)
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
100.0% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
100.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
100.0% - Marcho Partners Feeder Fund ICAV
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
Capital
23.1% - Piolin II S.á.r.l
Capital
100.0% - Piolin Spain SAU
Capital
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
Capital
8.4% - GEA
100.0% - Theo Capital S.á.r.l
Capital
6.8% - adidas
100.0% - Owen Capital S.á.r.l
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
100.0% - Sapiens S.á.r.l
Capital
64.7% – Marnix Lux SA
Capital
100.0% - Marnix French ParentCo SAS

Capital
100.0% - Marnix French TopCo SAS
Capital
100.0% - Marnix SAS
Capital
100.0% - Courcelles Lux SCA
Capital
100.0% - Wowholdco SAS
Capital
100.0% - Wowmidco SAS
Capital
100.0% - Wowbidco SAS
Capital
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - 3540529 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
70.0% - 7 Saint-Jacques GP Inc.
0.01% 7 Saint-Jacques Limited Partnership
49.99% - 7 Saint-Jacques Limited Partnership
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Sustainable Capital Investments Inc.
100.0% - Power Pacific Investment Management Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) GP Inc.
100.0% - Sagard China Absolute Return A Share Fund (Canada) LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sagard (Shanghai) Investment Management Co., Ltd.
8.92% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation

100.0% - Potentia Renewables Inc.
75.0% - Paintearth Wind Project LP
100.0% - Stirling Wind Project LP
75.0% - Wheatland Wind Project LP
100.0% - Emerald Solar Energy, SRL
100.0% - Jenner Wind Limited Partnership
100.0% - Power Renewable Energy Corporation
100.0% - Sequoia Energy Inc.
100.0% - Sequoia Energy US Inc.
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar LP
85.0% - Reliant First Nations LP
100.0% - PSI Solar Finance 1 LP
100.0% - MOM Solar LP
100.0% - Potentia Solar 5 LP
100.0% - Potentia Solar 6 LP
100.0% - Potentia Solar 7 LP
100.0% - Potentia Solar 9 LP
100.0% - Potentia Solar 14 LP
100.0% - Solarize Holdings Corp.
100.0% - Potentia Solar Holdings Corp.
100.0%- Banjo Solar Holdings Corp.
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Golden South Wind LP
100.0% - Potentia Renewables 15 LP (Affinity and RT Solar)
100.0% - Potentia Renewables 16 LP (Solar Gardens)
50.0% - Pokeshaw Windfarm LP
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Bulldog Solar One LLC
100.0% - Burns Solar One LLC
100.0% - MVR Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - NSE Stag Industrial MA 1, LLC

100.0% - NSE Beacon Solar, LLC
100.0% - ISM Solar Cranston
100.0% - P52ES Raphael Rd Community Solar, LLC (White Marsh)
100.0% - P52ES 1755 Henryton Road Phase I, LLC
100.0% - P52ES 1755 Henryton Road Phase 2, LLC
100.0% - P52ES 12855 Frederick Road Phase 1, LLC (Triple Creek)
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Slar Term Holdco, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - 2241091 Ontario Inc. GP
100.0% - Prowind Renewable Inc
- 100.0% - Bright Oak Solar
100.0% - River Valley Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - Virgo KAM MM Holdco, LLC
1.0% - Virgo KAM Holdco, LLC
100.0% - Lindstrom Solar LLC
100.0% - Winstead Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - VH Holdco I, LLC
1.0% – VH WB Holdco, LLC
100.0% - VH West Brookfield LLC
100% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Virgo Goat Island MM Holdco, LLC
1.0% - Virgo Goat Island Holdco, LLC
100.0% -Nautilus Goat Island Solar, LLC
100.0% – NS Belle Mead, LLC
60.51% - Lumenpulse Group Inc.
100.0% - Lumenpulse Finance Corp.
100.0% - Lumenpulse Lighting Corp.
80.93% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
44.15% - The Lion Electric Company

100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Holdings ULC
4.0% - 1069759 B.C. Unlimited Liability Company
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
21.4% - GP Strategies Corp.
4.23% - Jaguar Health Inc.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP

100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Innovations Canada Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Performance Sports Group Hong Kong Ltd.
100.0% - Jacmal BV
100.0% - Bauer CR spol s.r.o.
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Easton Diamond Sports, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - 11249177 Canada Inc.
100.0% - 10206911 Canada Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% Les Editions Plus Ltee
50.0% - 1004096 Canada Inc. (“workopolis”)
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - PFC Ventures Inc.

100.0% - 9194649 Canada Inc.
100.0% - Springboard L.P.
85.29.% - Wealthsimple Financial Corp. (84.87% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - CSA Computing Inc.
100.0% - Wealthsimple US, Ltd.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple Investments US, Ltd.
51.00% - Wealthsimple Europe S.a.r.l
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe Ltd

Item 29. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the laws of the State of New York and the Bylaws of Great-West of New York whereby Great-West of New York may indemnify a director, officer or controlling person of Great-West of New York against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
New York Business Corporation Law
Section 719. Liability of directors in certain cases
(a)
Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:

(1)
The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).

	(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).
(3)
The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).

	(4)	The making of any loan contrary to section 714 (Loans to directors).
(b)
A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.

(c)
Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:

(1)
Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.

(2)
Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.

(3)
Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph
(a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.

(4) Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.
(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.
(f)	This section shall not affect any liability otherwise imposed by law upon any director.
Section 720. Action against directors and officers for misconduct.
(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:
	(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:
		(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.
		(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.
(C)
In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.

	(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.
	(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.
(b)
An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders' derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.

(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.
The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Section 722. Authorization for indemnification of directors and officers.
(a)
A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding
(other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)
The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)
A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)
For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.
(a)
A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b)
Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1)
By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

	(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;
(A)
By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or

		(B)	By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.
(c)
Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.
(a)
Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722
(Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

	(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or
(2)
To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b)
The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)
Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.
(a)
All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:
	(1)	That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;
(2)
That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-
law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3)
If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c)
If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d)
If any action with respect to indemnification of directors and officers is taken by way of amendment of the bylaws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e)
Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f)
The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.
(a)  Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:
(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

	(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and
(3)
To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.

(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:
(1)
if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

	(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.
(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.
(d)
The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e)
This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of Great-West of New York
ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Financial Services pursuant to Section 1216 of the New York Insurance Law.
Item 30. Principal Underwriter
(a)
IDI is the principal underwriter of the Policy as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life
Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL,
Variable Annuity Separate Account A of Protective Life, PLAIC Variable Annuity Account S, and
Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts, including those of the Registrant: Variable Annuity-1 Series Account of
Great-West Life & Annuity Insurance Company, Variable Annuity-1 Series Account of Great-West Life &
Annuity Insurance Company of New York, Variable Annuity-2 Series Account of Great-West Life &
Annuity Insurance Company, Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance
Company, Variable Annuity-3 Series Account of Great-West Life & Annuity Insurance Company, COLI
VUL-2 Series Account of Great-West Life & Annuity Insurance Company, COLI VUL-2 Series Account of
Great-West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West
Life & Annuity Insurance Company, Maxim Series Account of Great-West Life & Annuity Insurance
Company, Prestige Variable Life Account of Great-West Life & Annuity Insurance Company, Pinnacle
Series Account of Great-West Life & Annuity Insurance Company, Trillium Variable Annuity Account of
Great-West Life & Annuity Insurance Company.

(b)	Directors and Officers of IDI:

Name	Principal Business Address	Positions and Offices with Underwriter
B.K. Brown	2801 Highway 280 South, Birmingham, Alabama, 35223	President and Director
B.P. Coffman	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer
S. E. Creutzmann	2801 Highway 280 South, Birmingham, Alabama, 35223	Chief Compliance Officer and Director
L.J. Debnar	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer
J.F. Gilmer	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Financial Officer and Director
J.G. Johnson	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Compliance Officer
F.M. Lee	2801 Highway 280 South, Birmingham, Alabama, 35223	Secretary
C.L. Majewski	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Compliance Officer
L. Morsch	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Secretary
J.B. Smith	2801 Highway 280 South, Birmingham, Alabama, 35223	Assistant Secretary
R. Tennent	2801 Highway 280 South, Birmingham, Alabama, 35223	Chief Financial Officer

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
IDI	N/A	None	N/A	N/A

GWFS    0    0    0    0
Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111 and at 2801 Highway 280 South, Birmingham, Alabama 35223.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation.
The Depositor represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on this 3rd day of May, 2021.
COLI VUL-2 SERIES ACCOUNT (Registrant)
By:	/s/ Andra S. Bolotin
Andra S. Bolotin President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK (Depositor)
By:	/s/ Andra S. Bolotin
Andra S. Bolotin President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	May 3, 2021
R. Jeffrey Orr*
/s/ Andra S. Bolotin	President and Chief Executive Officer	May 3, 2021
Andra S. Bolotin
/s/ Kara S. Roe	Principal Financial Officer, Principal Accounting Officer and Treasurer	May 3, 2021
Kara S. Roe
/s/ Marcia D. Alazraki	Director	May 3, 2021
Marcia D. Alazraki*
/s/ John L. Bernbach	Director	May 3, 2021
John L. Bernbach*
/s/ André R. Desmarais	Director	May 3, 2021
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	May 3, 2021
Paul G. Desmarais, Jr.*
/s/ Stuart Z. Katz	Director	May 3, 2021
Stuart Z. Katz*
/s/ T. Timothy Ryan, Jr.	Director	May 3, 2021
T. Timothy Ryan, Jr.*
/s/ Jerome J. Selitto	Director	May 3, 2021
Jerome J. Selitto*

Signature		Title	Date
/s/ Brian E. Walsh		Director	May 3, 2021
Brian E. Walsh*

*By:	/s/ Ryan L. Logsdon	*Attorney-in-fact pursuant to Power of Attorney	May 3, 2021
Ryan L. Logsdon